UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09439

Exact name of registrant as specified in charter:	Strategic Partners Style Specific Funds

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2009

Date of reporting period:	7/31/2009

Item 1 – Reports to Stockholders –

JULY 31, 2009	ANNUAL REPORT

Jennison Conservative Growth Fund

FUND TYPE

Large-capitalization stock

OBJECTIVE

Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 15, 2009

Dear Shareholder:

We hope you find the annual report for the Jennison Conservative Growth Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Conservative Growth Fund

Jennison Conservative Growth Fund	1

Your Fund’s Performance

Fund objective

The Jennison Conservative Growth Fund, managed by Jennison Associates LLC (Jennison), has long-term capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross annualized operating expenses: Class A, 1.41%; Class B, 2.11%; Class C, 2.11%; Class L, 1.61%; Class M, 2.11%; Class X, 2.11%. Net annualized operating expenses apply to: Class A, 1.36%; Class B, 2.11%; Class C, 2.11%; Class L, 1.61%; Class M, 2.11%; Class X, 2.11%, after contractual reduction through 11/30/2009 for Class A shares.

Cumulative Total Returns as of 7/31/09
	One Year	Five Years	Since Inception[1]
Class A	–12.66%	8.19%	–26.32%
Class B	–13.35	4.15	–31.47
Class C	–13.35	4.15	–31.47
Class L	–12.83	N/A	–16.00
Class M	–13.35	N/A	–17.03
Class X	–13.35	N/A	–17.03
Russell 1000® Growth Index[2]	–17.57	3.53	**
S&P 500 Index[3]	–19.95	–0.68	***
Lipper Large-Cap Growth Funds Avg.[4]	–19.90	2.19	****

Average Annual Total Returns[5] as of 6/30/09
	One Year	Five Years	Since Inception[1]
Class A	–25.24%	–2.66%	–4.50%
Class B	–25.42	–2.46	–4.65
Class C	–22.28	–2.29	–4.65
Class L	–25.65	N/A	–13.08
Class M	–26.20	N/A	–12.50
Class X	–26.20	N/A	–12.50
Russell 1000® Growth Index[2]	–24.50	–1.83	**
S&P 500 Index[3]	–26.20	–2.24	***
Lipper Large-Cap Growth Funds Avg.[4]	–27.04	–2.17	****

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, and Class C, 11/3/99; Class L, Class M, and Class X, 3/26/07.

2The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how stock prices in the United States have performed.

4The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Class B, Class M, and Class X shares will automatically convert to Class A shares on a quarterly basis approximately seven years, eight years, and 10 years, respectively, after purchase. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Russell 1000 Growth Index Closest Month-End to Inception cumulative total returns as of 7/31/09 are –32.55% for Class A, Class B, and Class C; and –18.74% for Class L, Class M, and Class X. Russell 1000 Growth Index Closest Month-End to Inception average annual total returns as of 6/30/09 are –4.67% for Class A, Class B, and Class C; and –11.55% for Class L, Class M, and Class X.

***S&P 500 Index Closest Month-End to Inception cumulative total returns as of 7/31/09 are –13.82% for Class A, Class B, and Class C; and –26.70% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 6/30/09 are –2.27% for Class A, Class B, and Class C; and –15.67% for Class L, Class M, and Class X.

****Lipper Large-Cap Growth Funds Average (Lipper Average) Closest Month-End to Inception cumulative total returns as of 7/31/09 are –20.73% for Class A, Class B, and Class C; and –19.89% for Class L, Class M, and Class X. Lipper Large-Cap Growth Funds Average (Lipper Average) Closest Month-End to Inception average annual total returns as of 6/30/09 are –3.43% for Class A, Class B, and Class C; and –12.21% for Class L, Class M, and Class X.

Jennison Conservative Growth Fund	3

Your Fund’s Performance (continued)

Investors cannot invest directly in an index. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Growth Index, the S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/09
Google, Inc. (Class A Stock), Internet Software & Services	5.2%
QUALCOMM, Inc., Communications Equipment	4.5
Cisco Systems, Inc., Communications Equipment	4.4
Medco Health Solutions, Inc., Healthcare Providers & Services	3.9
Apple, Inc., Computers & Peripherals	3.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/09
Communications Equipment	11.5%
Healthcare Equipment & Supplies	8.1
Pharmaceuticals	8.1
Capital Markets	7.9
Computers & Peripherals	6.9

Industry weightings reflect only long-term investments and are subject to change.

4	Visit our website at www.jennisondryden.com

Strategy and Performance Overview

How did the Fund perform?

The Jennison Conservative Growth Fund’s Class A shares declined 12.66% for the 12-month reporting period ended July 31, 2009. Although disappointing, the performance of the Fund’s Class A shares was significantly better than that of the benchmark Russell 1000® Growth Index (the Growth Index), the style-neutral S&P 500 Index, and the Lipper Large-Cap Growth Funds Average, which dropped 17.57%, 19.95%, and 19.90%, respectively, for the reporting period.

Every sector in the Growth Index finished the reporting period in negative territory, with energy, materials, and telecommunication services down more than 30%. Financials, healthcare, industrials, and utilities suffered double-digit declines of a lesser magnitude. The consumer staples, consumer discretionary, and information technology sectors posted single-digit declines.

The Fund’s greatest losses were in industrials, energy, and materials, while its healthcare and information technology holdings suffered comparatively modest declines. The Fund outperformed the Growth Index largely due to strong security selection in healthcare, energy, information technology, materials, and financials. It also benefited from having smaller positions in consumer staples and industrials than the Growth Index, but weak stock selection in these two sectors hurt the Fund’s relative performance.

How is the Fund managed?

Jennison Associates manages the Fund, which invests primarily in larger companies the manager believes have sustainable better-than-market-average growth in revenues, earnings, and cash flows but whose stocks are not overvalued. The manager seeks to capture inflection points—points when a company’s rate of growth begins to accelerate—not fully reflected in the stock price. The projected duration of growth is an important consideration in valuing the Fund’s holdings. The Fund is built from the bottom up, based on Jennison’s analysis of the fundamentals of each company.

What was the market environment like for investing in growth stocks?

The 12-month reporting period that began August 1, 2008, was marked by turmoil in the financial markets and the broader economy. A severe credit crisis that began in 2007 escalated in September 2008 with an extraordinary and alarming series of events. The U.S. government initially took over the two mortgage giants Fannie Mae and Freddie Mac as well as major insurer American International Group. Also, Lehman Brothers Holdings Inc. filed for bankruptcy; Bank of America announced it would buy Merrill Lynch; and the commercial banking franchises of Washington Mutual and Wachovia were sold at distressed levels to JP Morgan Chase & Co. and

Jennison Conservative Growth Fund	5

Strategy and Performance Overview (continued)

Wells Fargo, respectively. Major investment banks Goldman Sachs and Morgan Stanley converted to commercial banks, enabling them to take deposits.

The credit crunch prompted unprecedented coordination between the U.S. Department of the Treasury and the Federal Reserve (the Fed) as they tried to resuscitate credit markets and stabilize the financial system. Inflation concerns abated, as the destruction of demand for oil and basic materials in the United States and a weakening global economy hit commodities prices. An ongoing housing correction, debt deflation, rising unemployment, and stalled production and consumption contributed to the most severe recession in recent history.

President Obama moved swiftly after his inauguration in January 2009 to revive the U.S. economy and place his stamp on public policy. The U.S. Treasury Department introduced broad new credit-stimulus programs concurrent with initiatives to peel away layers of distressed bank loans, while simultaneously laying the groundwork for regulatory overhaul. Further capital was injected into major banks as part of a move to stabilize institutions considered too big to fail. An $800 billion fiscal stimulus package was enacted. Efforts to fundamentally reform health care and improve education resulted in proposed tax-rate increases and significant deficit spending in a time of drastic revenue shortfalls.

The U.S. equity market rebounded sharply on signs of economic stabilization in the final months of the reporting period. A combination of rising mortgage foreclosures that left houses for sale at distressed prices, low interest rates, and increased availability of mortgage credit stimulated housing activity. The decline in comparable-store sales moderated, reflecting a less competitive retail environment due to several store closings and bankruptcies as well as reduced markdown activity. Businesses continued to rein in labor costs, contributing to an acceleration in monthly job losses and a U.S. unemployment rate that stood at 9.4% at the end of July 2009. On signs of a stabilizing economy, investors began to readjust their risk exposure, which helped stocks, while corporations bolstered profits by cutting costs and reducing inventories. Nevertheless, the severity of the recession continued to cast significant uncertainty on the coming quarters.

Which holdings made the largest positive contributions to the Fund’s return?

The Fund’s healthcare holdings performed well, led by gains in Teva Pharmaceutical, Wyeth, and Medco Health Solutions. Generic drug company Teva reported strong earnings growth as it benefited from an improved pricing environment, growing unit demand, industry consolidation, and favorable political and regulatory environments. Wyeth advanced on news that Pfizer, the world’s largest pharmaceutical company, would buy it at a substantial premium to its share price before the deal was announced.

6	Visit our website at www.jennisondryden.com

Medco, the country’s largest pharmacy-benefits management company, reported solid financial results on the strength of its diverse and differentiated product offering.

In information technology, Research in Motion, Apple, and Intel advanced. Research in Motion’s sales growth remained robust, as its BlackBerry smartphones fared well in the tough macroeconomic environment. The manager views the company as a long-term winner and market-share gainer. Apple rose on strong iPod and iPhone sales. Despite the weak economy, the company continues to gain share in large markets while generating tremendous amounts of cash. Jennison believes its creativity and innovation in product design and marketing will continue to drive share gains. Intel, the world’s leading semiconductor company, rose on indications that semiconductor and semiconductor capital equipment fundamentals were beginning to rebound from recessionary conditions.

Which holdings detracted most from the Fund’s return?

Industrial holdings, including ABB Ltd., were the greatest detractors from performance. ABB, which provides power and automation technologies to utility, industrial, and commercial customers, declined on concerns that the financial crisis and global slowdown would curtail significant infrastructure investments and that falling commodity prices would weaken ABB’s pricing power.

In consumer staples, CVS Caremark’s outlook was clouded by the ongoing recession and significant price concessions given to several important prescription-benefit-management (PBM) clients. The manager likes CVS’s integrated retail/PBM model and expects strong EPS growth, based on margin expansion, increased revenues, and market share gains.

Another notable detractor from performance was oil services provider Schlumberger, which fell as the recession depressed energy prices, threatening marginal exploration and production projects. Thermo Fisher Scientific, a provider of instruments and services to scientists, engineers, manufacturers, and regulators, fell on disappointing earnings and revenue. Jennison sold the Fund’s position in Thermo in May.

Were there significant changes to the Fund?

The selection of individual securities based on company-specific fundamentals drives the Fund’s sector allocations. Over the reporting period, Jennison reduced the Fund’s exposure to the industrials, materials, and consumer staples sectors but increased the weight of its information technology holdings.

Significant new positions were established in Intel, Gilead Sciences, and Research in Motion. The manager believes the biotechnology company Gilead has solid growth

Jennison Conservative Growth Fund	7

Strategy and Performance Overview (continued)

prospects, strong management, and an enviable strategic position in treatment of the human immunodeficiency virus (HIV) that can lead to acquired immune deficiency syndrome (AIDS).

Positions in other securities, such as Genentech, Burger King, and Raytheon, were eliminated. Jennison sold Genentech, as Roche completed its tender offer in March, giving it full control of Genentech’s highly touted oncology products and research pipeline. Although holding up better than most of its peers, Burger King was not immune from the difficult macroeconomic environment. Defense contractor Raytheon was hurt by concerns that the pace of future defense spending might be affected by the tight federal budget.

8	Visit our website at www.jennisondryden.com

Comments on Largest Holdings

5.2%	Google, Inc., Internet Software & Services

Google operates the world’s leading Internet search engine, which offers search results in more than 35 languages and attracts more than 380 million people worldwide. It generates revenue through ads targeted by keywords. Google has what are considered defensive characteristics such as a highly measurable return on investment business and offers significant upside potential in a recovery. Jennison believes Google’s technological lead and dominant position in Internet search are unique strengths that have enabled it to monetize search traffic at a meaningfully higher rate than its competitors. Its continued investment in capacity and research and development should, Jennison believes, lead to new streams of revenue through product innovation, new formats, and new technologies.

4.5%	QUALCOMM, Inc., Communications Equipment

QUALCOMM is the primary inventor and patent holder of CDMA (Code Division Multiple Access) technology, one of three primary wireless communication standards, and the basis for third-generation (3G) handsets. QUALCOMM licenses its CDMA technology and charges licensing fees and royalties based on end-units sold. It also offers products such as chips and software used by wireless companies. The manager likes QUALCOMM’s strong royalty trends, promising 3G shipments, and strong share of the chipset market.

4.4%	Cisco Systems, Inc., Communications Equipment

Jennison views Cisco Systems, which dominates the market for Internet protocol-based networking equipment, as a rare entity in the technology sector—a company that delivers consistent, double-digit organic revenue and earnings growth on a multi-billion-dollar base and whose stock trades at a reasonable price/earnings multiple. The manager believes Cisco has demonstrated its ability to deliver solid results in difficult environments and expects the company to continue to benefit as telecommunications companies upgrade their networks to handle next-generation services. The company’s breadth of products, diversified end markets, defensive characteristics, and proven EPS insulation are considered particularly attractive in difficult economic times.

3.9%	Medco Health Solutions, Inc., Healthcare Providers & Services

The manager likes the pharmacy benefits management industry’s positive fundamental outlook and expects Medco’s growth over the next few years to be fueled by generics, specialty pharmacy, new business, and capital structure improvements. The company continues to perform well in the challenging macroeconomic environment.

3.8%	Apple, Inc., Computers & Peripherals

Apple remains a prime beneficiary of the ongoing digitization of entertainment (music, photos, and video) because of its cutting-edge software for managing, editing, and sharing content. With iPhone, Apple also is gaining access to significant incremental growth opportunities in the mobile phone market. Jennison believes Apple’s creativity and innovation in product design and marketing will continue to drive share gains.

Jennison Conservative Growth Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2009, at the beginning of the period, and held through the six-month period ended July 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

10	Visit our website at www.jennisondryden.com

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Conservative Growth Fund		Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,249.50	1.24%	$6.92
	Hypothetical	$1,000.00	$1,018.65	1.24%	$6.21

Class B	Actual	$1,000.00	$1,246.70	1.99%	$11.09
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94

Class C	Actual	$1,000.00	$1,246.70	1.99%	$11.09
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94

Class L	Actual	$1,000.00	$1,251.00	1.49%	$8.32
	Hypothetical	$1,000.00	$1,017.41	1.49%	$7.45

Class M	Actual	$1,000.00	$1,246.70	1.99%	$11.09
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94

Class X	Actual	$1,000.00	$1,246.70	1.99%	$11.09
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2009, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Jennison Conservative Growth Fund	11

Portfolio of Investments

as of July 31, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.3%
COMMON STOCKS

Air Freight & Logistics 1.5%
103,100	Expeditors International of Washington, Inc.	$3,498,183

Beverages 1.4%
59,000	PepsiCo, Inc.	3,348,250

Biotechnology 3.2%
125,300	Gilead Sciences, Inc.(a)	6,130,929
34,700	Vertex Pharmaceuticals, Inc.(a)(b)	1,249,547

		7,380,476

Capital Markets 7.9%
458,100	Charles Schwab Corp. (The)	8,186,246
44,105	Goldman Sachs Group, Inc. (The)	7,202,347
86,020	Lazard Ltd. (Class A Stock)(b)	3,181,880

		18,570,473

Chemicals 1.8%
49,108	Monsanto Co.	4,125,072

Communications Equipment 11.5%
462,842	Cisco Systems, Inc.(a)	10,187,152
228,400	QUALCOMM, Inc.	10,554,364
81,600	Research In Motion Ltd.(a)	6,201,600

		26,943,116

Computers & Peripherals 6.9%
54,100	Apple, Inc.(a)	8,839,399
125,900	Hewlett-Packard Co.	5,451,470
15,900	International Business Machines Corp.	1,875,087

		16,165,956

Diversified Financial Services 1.1%
64,400	JPMorgan Chase & Co.	2,489,060

Energy Equipment & Services 1.0%
45,079	Schlumberger Ltd.	2,411,726

See Notes to Financial Statements.

Jennison Conservative Growth Fund	13

Portfolio of Investments

as of July 31, 2009

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food & Staples Retailing 4.9%
75,700	Costco Wholesale Corp.(b)	$3,747,150
96,500	CVS Caremark Corp.	3,230,820
89,700	Wal-Mart Stores, Inc.	4,474,236

		11,452,206

Food Products 1.3%
299,000	Cadbury PLC (United Kingdom)	2,951,841

Healthcare Equipment & Supplies 8.1%
50,500	Alcon, Inc.	6,443,800
135,700	Baxter International, Inc.	7,649,409
126,300	Covidien PLC	4,775,403

		18,868,612

Healthcare Providers & Services 3.9%
174,500	Medco Health Solutions, Inc.(a)	9,224,070

Hotels, Restaurants & Leisure 1.2%
159,300	Starbucks Corp.(a)(b)	2,819,610

Household Products 2.2%
69,500	Colgate-Palmolive Co.	5,034,580

Industrial Conglomerates 0.4%
36,400	Johnson Controls, Inc.	942,032

Internet Software & Services 5.2%
27,400	Google, Inc. (Class A Stock)(a)	12,139,570

IT Services 4.9%
25,400	Mastercard, Inc. (Class A Stock)(b)	4,928,362
100,800	Visa, Inc. (Class A Stock)	6,598,368

		11,526,730

Media 2.2%
208,300	Walt Disney Co. (The)	5,232,496

Multiline Retail 1.1%
50,700	Kohl’s Corp.(a)	2,461,485

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 6.2%
64,300	Occidental Petroleum Corp.	$4,587,162
69,000	Petroleo Brasileiro S.A. (Brazil), ADR	2,845,560
103,300	Southwestern Energy Co.(a)	4,279,719
67,000	XTO Energy, Inc.	2,695,410

		14,407,851

Pharmaceuticals 8.1%
140,200	Abbott Laboratories	6,307,598
84,100	Roche Holding AG (Switzerland), ADR	3,308,494
46,400	Shire PLC (United Kingdom), ADR(b)	2,079,184
134,900	Teva Pharmaceutical Industries Ltd. (Israel), ADR	7,195,566

		18,890,842

Semiconductors & Semiconductor Equipment 5.3%
70,507	Analog Devices, Inc.(b)	1,929,777
259,200	Applied Materials, Inc.	3,576,960
356,920	Intel Corp.	6,870,710

		12,377,447

Software 4.9%
159,400	Adobe Systems, Inc.(a)	5,167,748
150,800	Oracle Corp.	3,337,204
61,600	SAP AG (Germany), ADR(b)	2,910,600

		11,415,552

Textiles, Apparel & Luxury Goods 2.1%
87,900	NIKE, Inc. (Class B Stock)(b)	4,978,656

	Total long-term investments (cost $198,500,851)	229,655,892

SHORT-TERM INVESTMENT 12.6%

Affiliated Money Market Mutual Fund
29,475,448	Dryden Core Investment Fund - Taxable Money Market Series (cost $29,475,448; includes $25,261,152 of cash collateral received for securities on loan) (Note 3)(c)(d)	29,475,448

	Total Investments 110.9% (cost $227,976,299; Note 5)	259,131,340
	Liabilities in excess of other assets (10.9%)	(25,535,484)

	Net Assets 100.0%	$233,595,856

See Notes to Financial Statements.

Jennison Conservative Growth Fund	15

Portfolio of Investments

as of July 31, 2009

The following abbreviation is used in portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $24,752,823; cash collateral of $25,261,152 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the portfolio, also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of July 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$229,655,892	$—	$—
Affiliated Money Market Mutual Fund	29,475,448	—	—

	259,131,340	—	—
Other Financial Instruments*	—	—	—

Total	$259,131,340	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of July 31, 2008 and July 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (including 10.8% of collateral received for securities on loan)	12.6%
Communications Equipment	11.5
Healthcare Equipment & Supplies	8.1
Pharmaceuticals	8.1
Capital Markets	7.9
Computers & Peripherals	6.9
Oil, Gas & Consumable Fuels	6.2
Semiconductors & Semiconductor Equipment	5.3
Internet Software & Services	5.2
Food & Staples Retailing	4.9
IT Services	4.9
Software	4.9
Healthcare Providers & Services	3.9
Biotechnology	3.2
Household Products	2.2
Media	2.2
Textiles, Apparel & Luxury Goods	2.1
Chemicals	1.8
Air Freight & Logistics	1.5
Beverages	1.4
Food Products	1.3
Hotels, Restaurants & Leisure	1.2
Diversified Financial Services	1.1
Multiline Retail	1.1
Energy Equipment & Services	1.0
Industrial Conglomerates	0.4

110.9
Liabilities in excess of other assets	(10.9)

100.0%

See Notes to Financial Statements.

Jennison Conservative Growth Fund	17

Statement of Assets and Liabilities

as of July 31, 2009

Assets
Investments, at value including securities on loan of $24,752,823:
Unaffiliated investments (cost $198,500,851)	$229,655,892
Affiliated investments (cost $29,475,448)	29,475,448
Cash	236,039
Dividends and interest receivable	150,129
Foreign tax reclaim receivable	120,535
Receivable for Fund shares sold	19,448
Prepaid expenses	12,148

Total assets	259,669,639

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	25,261,152
Accrued expenses	261,661
Payable for Fund shares reacquired	229,986
Management fee payable	131,481
Distribution fee payable	114,994
Affiliated transfer agent fee payable	66,881
Deferred trustees’ fees	7,628

Total liabilities	26,073,783

Net Assets	$233,595,856

Net assets were comprised of:
Shares of beneficial interest, at par	$39,073
Paid-in capital, in excess of par	333,050,800

333,089,873
Accumulated net investment loss	(37,854)
Accumulated net realized loss on investments and foreign currency transactions	(130,611,204)
Net unrealized appreciation on investments and foreign currency transactions	31,155,041

Net assets, July 31, 2009	$233,595,856

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($101,705,822 ÷ 16,367,286 shares of beneficial interest issued and outstanding)	$6.21
Maximum sales charge (5.50% of offering price)	0.36

Maximum offering price to public	$6.57

Class B
Net asset value, offering price and redemption price per share ($8,319,118 ÷ 1,456,236 shares of beneficial interest issued and outstanding)	$5.71

Class C
Net asset value, offering price and redemption price per share ($58,912,053 ÷ 10,316,683 shares of beneficial interest issued and outstanding)	$5.71

Class L
Net asset value, offering price and redemption price per share ($29,532,724 ÷ 4,781,728 shares of beneficial interest issued and outstanding)	$6.18
Maximum sales charge (5.75% of offering price)	0.38

Maximum offering price to public	$6.56

Class M
Net asset value, offering price and redemption price per share ($22,893,138 ÷ 4,008,945 shares of beneficial interest issued and outstanding)	$5.71

Class X
Net asset value, offering price and redemption price per share ($12,233,001 ÷ 2,142,353 shares of beneficial interest issued and outstanding)	$5.71

See Notes to Financial Statements.

Jennison Conservative Growth Fund	19

Statement of Operations

Year ended July 31, 2009

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $41,259)	$2,758,208
Affiliated income from securities loaned, net	160,468
Affiliated dividend income	93,807

Total income	3,012,483

Expenses
Management fee	1,640,728
Distribution fee—Class A	225,820
Distribution fee—Class B	87,224
Distribution fee—Class C	593,444
Distribution fee—Class L	149,083
Distribution fee—Class M	312,215
Distribution fee—Class X	149,567
Transfer agent’s fees and expenses (including affiliated expense of $341,200) (Note 3)	684,000
Reports to shareholders	69,000
Registration fees	67,000
Custodian’s fees and expenses	63,000
Audit fee	21,000
Legal fees and expenses	21,000
Trustees’ fees	19,000
Insurance expenses	8,000
Loan interest expense (Note 7)	21
Miscellaneous	4,387

Total expenses	4,114,489

Net investment loss	(1,102,006)

Net Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized loss on:
Investments	(49,626,781)
Foreign currency transactions	(12,359)

(49,639,140)

Net change in unrealized appreciation on investments and foreign currencies	177,551

Net loss on investments	(49,461,589)

Net Decrease In Net Assets Resulting From Operations	$(50,563,595)

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended July 31,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,102,006)	$(2,031,496)
Net realized gain (loss) on investments and foreign currency transactions	(49,639,140)	726,198
Net change in unrealized appreciation (depreciation) on investments	177,551	(9,660,403)

Net decrease in net assets resulting from operations	(50,563,595)	(10,965,701)

Distributions from net realized gains:
Class A	—	(16,179,880)
Class B	—	(3,062,827)
Class C	—	(18,319,847)
Class L	—	(9,113,800)
Class M	—	(19,719,564)
Class X	—	(5,242,442)

	—	(71,638,360)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	7,877,691	13,662,614
Net asset value of shares issued to shareholders in reinvestment of distributions	—	66,906,725
Cost of shares reacquired	(59,553,948)	(125,025,128)

Net increase (decrease) in net assets from Fund share transactions	(51,676,257)	(44,455,789)

Total decrease	(102,239,852)	(127,059,850)

Net Assets
Beginning of year	335,835,708	462,895,558

End of year	$233,595,856	$335,835,708

See Notes to Financial Statements.

Jennison Conservative Growth Fund	21

Notes to Financial Statements

Strategic Partners Style Specific Funds (the “Trust”), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of two separate funds: Jennison Conservative Growth Fund, and Dryden Small Capitalization Value Fund. These financial statements relate to Jennison Conservative Growth Fund (the “Fund”). The financial statements of the other fund are not presented herein.

The Fund’s investment objective is long-term capital appreciation through investment primarily in common stocks.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of the financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer;

22	Visit our website at www.jennisondryden.com

the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of July 31, 2009, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

Jennison Conservative Growth Fund	23

Notes to Financial Statements

continued

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

24	Visit our website at www.jennisondryden.com

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective funds on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services for the Fund and supervises the

Jennison Conservative Growth Fund	25

Notes to Financial Statements

continued

subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.70 of 1% of average daily net assets on the first $500 million, 0.65 of 1% of average daily net assets on the next $500 million and 0.60 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was 0.70 of 1% for the year ended July 31, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. PIMS has contractually agreed to limit such expenses to 0.25 of 1% of the average daily net assets of the Class A shares for the year ended July 31, 2009.

PIMS has advised the Fund that it received approximately $47,000 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2009. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2009 that it received approximately $1,000, $30,000, $1,600, $48,800 and $11,400 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

26	Visit our website at www.jennisondryden.com

Management has received the maximum allowable amount of sales charges for Class M and X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2009, the Fund incurred approximately $119,200 in total networking fees of which $34,000 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended July 31, 2009, PIM has been compensated approximately $68,400 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended July 31, 2009, were $131,496,979 and $188,333,957, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting

Jennison Conservative Growth Fund	27

Notes to Financial Statements

continued

principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par. For the year ended July 31, 2009, the adjustments were to decrease accumulated net investment loss by $1,073,983, decrease accumulated net realized loss on investments and foreign currency transactions by $3,578,576 and decrease paid-in capital in excess of par by $4,652,559.

There were no distributions paid during the year ended July 31, 2009. For the year ended July 31, 2008, the tax character of distributions paid by the Fund was $71,638,360 from long-term capital gains.

As of July 31, 2009, there were no distributable earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$230,741,051	$34,540,719	$(6,150,430)	$28,390,289

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in partnerships.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2009 of approximately $111,194,000 of which $25,928,000 expires in 2010, $36,576,000 expires in 2011, $9,421,000 expires in 2012, $655,000 expires in 2013 and $38,614,000 expires in 2017. As of July 31, 2009, approximately $3,566,000 of the capital loss carry forward expired unused. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

In addition, the Fund elected to treat post-October capital and currency losses of approximately $16,667,900 and $12,000, respectively, incurred in the nine months ended July 31, 2009 as having incurred in the next fiscal year (July 31, 2010).

28	Visit our website at www.jennisondryden.com

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2009, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M and Class X shares. Class A and L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. All investors who purchase Class A and L shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class M and X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase, respectively. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Class A	Shares	Amount
Year ended July 31, 2009:
Shares sold	893,968	$4,863,072
Shares reacquired	(4,292,804)	(23,331,734)

Net increase in shares outstanding before conversion	(3,398,836)	(18,468,662)
Shares issued upon conversion from Class B, M and X	3,617,312	19,972,853

Net increase (decrease) in shares outstanding	218,476	$1,504,191

Year ended July 31, 2008:
Shares sold	1,063,243	$8,455,608
Shares issued in reinvestment of distributions	1,982,388	15,260,013
Shares reacquired	(4,175,048)	(33,398,777)

Net increase in shares outstanding before conversion	(1,129,417)	(9,683,156)
Shares issued upon conversion from Class B, M and X	7,183,401	57,284,844

Net increase (decrease) in shares outstanding	6,053,984	$47,601,688

Jennison Conservative Growth Fund	29

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended July 31, 2009:
Shares sold	212,394	$1,076,375
Shares reacquired	(439,097)	(2,188,081)

Net decrease in shares outstanding before conversion	(226,703)	(1,111,706)
Shares redeemed upon conversion to Class A	(250,231)	(1,297,652)

Net increase (decrease) in shares outstanding	(476,934)	$(2,409,358)

Year ended July 31, 2008:
Shares sold	236,948	$1,792,907
Shares issued in reinvestment of distributions	405,552	2,907,095
Shares reacquired	(537,667)	(4,021,733)

Net decrease in shares outstanding before conversion	104,833	678,269
Shares redeemed upon conversion to Class A	(521,315)	(3,859,970)

Net increase (decrease) in shares outstanding	(416,482)	$(3,181,701)

Class C
Year ended July 31, 2009:
Shares sold	294,479	$1,470,687
Shares reacquired	(2,932,762)	(14,775,140)

Net increase (decrease) in shares outstanding	(2,638,283)	$(13,304,453)

Year ended July 31, 2008:
Shares sold	311,220	$2,294,434
Shares issued in reinvestment of distributions	2,403,779	17,229,982
Shares reacquired	(3,570,820)	(26,808,803)

Net increase (decrease) in shares outstanding	(855,821)	$(7,284,387)

Class L
Year ended July 31, 2009:
Shares sold	33,543	$183,487
Shares reacquired	(1,370,326)	(7,582,811)

Net increase (decrease) in shares outstanding	(1,336,783)	$(7,399,324)

Year ended July 31, 2008:
Shares sold	45,413	$375,089
Shares issued in reinvestment of distributions	1,120,256	8,612,655
Shares reacquired	(2,145,015)	(17,392,592)

Net increase (decrease) in shares outstanding	(979,346)	$(8,404,848)

30	Visit our website at www.jennisondryden.com

Class M	Shares	Amount
Year ended July 31, 2009:
Shares sold	29,836	$148,559
Shares reacquired	(1,649,979)	(8,372,482)

Net increase in shares outstanding before conversion	(1,620,143)	(8,223,923)
Shares redeemed upon conversion to Class A	(2,847,701)	(14,598,017)

Net increase (decrease) in shares outstanding	(4,467,844)	$(22,821,940)

Year ended July 31, 2008:
Shares sold	77,115	$634,214
Shares issued in reinvestment of distributions	2,485,331	17,816,063
Shares reacquired	(4,520,993)	(34,606,166)

Net increase in shares outstanding before conversion	(1,958,547)	(16,155,889)
Shares redeemed upon conversion to Class A	(7,176,601)	(53,390,042)

Net increase (decrease) in shares outstanding	(9,135,148)	$(69,545,931)

Class X
Year ended July 31, 2009:
Shares sold	26,823	$135,511
Shares reacquired	(661,315)	(3,303,700)

Net increase in shares outstanding before conversion	(634,492)	(3,168,189)
Shares redeemed upon conversion to Class A	(822,045)	(4,077,184)

Net increase (decrease) in shares outstanding	(1,456,537)	$(7,245,373)

Year ended July 31, 2008:
Shares sold	12,961	$110,362
Shares issued in reinvestment of distributions	708,812	5,080,917
Shares reacquired	(1,160,775)	(8,797,057)

Net increase in shares outstanding before conversion	(439,002)	(3,605,778)
Shares redeemed upon conversion to Class A	(5,263)	(34,832)

Net increase (decrease) in shares outstanding	(444,265)	$(3,640,610)

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008,

Jennison Conservative Growth Fund	31

Notes to Financial Statements

continued

the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund utilized the line of credit for the year ended July 31, 2009. The balance for the one day the Fund had an outstanding balance was $452,000 at an interest rate of 1.71%.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through September 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 9. New Accounting Pronouncements

In June 2009, FASB released Statement of Financial Accounting Standard No. 166, Accounting for Transfers of Financial Assets (FAS 166) and Statement of Financial Accounting Standard 167, Amendments to FASB Interpretation No. 46(R) (FAS 167), which change the ways entities account for securitizations and special purpose entities. FAS 166 will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. FAS 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The application of FAS 166 and FAS 167 is required for fiscal years beginning after November 15, 2009 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 166 and FAS 167 and their impact on the financial statements has not been determined.

32	Visit our website at www.jennisondryden.com

Financial Highlights

JULY 31, 2009	ANNUAL REPORT

Jennison Conservative Growth Fund

Financial Highlights

Class A
Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$7.11

Income (loss) from investment operations:
Net investment income (loss)	— (e)
Net realized and unrealized gain (loss) on investment transactions	(.90)

Total from investment operations	(.90)

Less Dividends
Distributions from net realized gains	—

Net asset value, end of year	$6.21

Total Return(a):	(12.66)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$101,706
Average net assets (000)	$90,330
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.36%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment income (loss)	(.06)%
For Class A, B, C, L, M and X shares:
Portfolio turnover rate	56%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Less than $.005 per share.
(f)	Less than 0.005%.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class A
Year Ended July 31,
2008(b)	2007(b)	2006(b)	2005(b)

$8.75	$7.76	$7.71	$6.81

— (e)	.01	(.06)	(.01)
(.21)	.98	.11	.91

(.21)	.99	.05	.90

(1.43)	—	—	—

$7.11	$8.75	$7.76	$7.71

(3.60)%	12.76%	0.65%	13.22%

$114,874	$88,377	$13,925	$18,614
$108,116	$40,262	$16,620	$20,234

1.28%	1.30%	1.63%	1.48%
1.03%	1.05%	1.38%	1.23%
— (f)	.08%	(.71)%	(.19)%

58%	198%	173%	69%

See Notes to Financial Statements.

Jennison Conservative Growth Fund	35

Financial Highlights

continued

Class B
Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$6.59

Income (loss) from investment operations:
Net investment loss	(.04)
Net realized and unrealized gain (loss) on investment transactions	(.84)

Total from investment operations	(.88)

Less Dividends
Distributions from net realized gains	—

Net asset value, end of year	$5.71

Total Return(a):	(13.35)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$8,319
Average net assets (000)	$8,723
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.11%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment loss	(.82)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase a of share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class B
Year Ended July 31,

2008(b)	2007(b)	2006(b)	2005(b)

$8.26	$7.38	$7.38	$6.58

(.06)	(.08)	(.11)	(.06)
(.18)	.96	.11	.86

(.24)	.88	.00	.80

(1.43)	—	—	—

$6.59	$8.26	$7.38	$7.38

(4.24)%	11.92%	.00%	12.16%

$12,737	$19,420	$18,787	$25,440
$16,543	$18,153	$22,942	$27,444

2.03%	2.19%	2.38%	2.23%
1.03%	1.19%	1.38%	1.23%
(.75)%	(.98)%	(1.45)%	(.93)%

See Notes to Financial Statements.

Jennison Conservative Growth Fund	37

Financial Highlights

continued

Class C
Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$6.59

Income (loss) from investment operations:
Net investment loss	(.04)
Net realized and unrealized gain (loss) on investment transactions	(.84)

Total from investment operations	(.88)

Less Dividends
Distributions from net realized gains	—

Net asset value, end of year	$5.71

Total Return(a):	(13.35)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$58,912
Average net assets (000)	$59,345
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.11%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment loss	(.82)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase a of share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class C
Year Ended July 31,
2008(b)	2007(b)	2006(b)	2005(b)

$8.26	$7.38	$7.38	$6.58

(.06)	(.06)	(.11)	(.06)
(.18)	.94	.11	.86

(.24)	.88	.00	.80

(1.43)	—	—	—

$6.59	$8.26	$7.38	$7.38

(4.24)%	11.92%	.00%	12.16%

$85,318	$114,101	$27,128	$35,714
$102,942	$62,313	$32,119	$40,132

2.03%	2.06%	2.38%	2.23%
1.03%	1.06%	1.38%	1.23%
(.76)%	(.73)%	(1.45)%	(.92)%

See Notes to Financial Statements.

Jennison Conservative Growth Fund	39

Financial Highlights

continued

	Class L
	Year Ended July 31,		March 26, 2007(a) through July 31, 2007(b)
	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.09	$8.75	$8.73

Income from investment operations
Net investment income (loss)	(.02)	(.02)	—	(c)
Net realized and unrealized gain (loss) on investment transactions	(.89)	(.21)	.02

Total from investment operations	(.91)	(.23)	.02

Less Dividends
Distributions from net realized gains	—	(1.43)	—

Net asset value, end of period	$6.18	$7.09	$8.75

Total Return(d):	(12.83)%	(3.85)%	.23%
Ratios/Supplemental Data:
Net assets, end of period (000)	$29,533	$43,369	$62,087
Average net assets (000)	$29,817	$54,112	$68,505
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.61%	1.53%	1.46	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.03%	.96	%(e)
Net investment income (loss)	(.32)%	(.26)%	.01	%(e)

(a)	Inception date of Class L shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Less than $.005 per share.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(e)	Annualized.
(f)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

	Class M
	Year Ended July 31,		March 26, 2007(a) through July 31, 2007(b)
	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.59	$8.26	$8.26

Income from investment operations
Net investment loss	(.04)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.84)	(.18)	.02

Total from investment operations	(.88)	(.24)	.00

Less Dividends
Distributions from net realized gains	—	(1.43)	—

Net asset value, end of period	$5.71	$6.59	$8.26

Total Return(c):	(13.35)%	(4.24)%	.00%
Ratios/Supplemental Data:
Net assets, end of period (000)	$22,893	$55,835	$145,507
Average net assets (000)	$31,222	$99,825	$169,827
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.11%	2.03%	1.97	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.03%	.97	%(d)
Net investment loss	(.85)%	(.76)%	(.51	)%(d)

(a)	Inception date of Class M shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Annualized.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Jennison Conservative Growth Fund	41

Financial Highlights

continued

	Class X
	Year Ended July 31,		March 26, 2007(a) through July 31, 2007(b)
	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.59	$8.26	$8.26

Income from investment operations
Net investment loss	(.04)	(.06)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.84)	(.18)	.01

Total from investment operations	(.88)	(.24)	.00

Less Dividends
Distributions from net realized gains	—	(1.43)	—

Net asset value, end of period	$5.71	$6.59	$8.26

Total Return(c):	(13.35)%	(4.24)%	.00%
Ratios/Supplemental Data:
Net assets, end of period (000)	$12,233	$23,702	$33,403
Average net assets (000)	$14,957	$29,456	$36,350
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.11%	2.03%	1.97	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.03%	.97	%(d)
Net investment loss	(.84)%	(.76)%	.49	%(d)

(a)	Inception date of Class X shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Annualized.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Jennison Conservative Growth Fund:

We have audited the accompanying statement of assets and liabilities of Jennison Conservative Growth Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2009, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2009

Jennison Conservative Growth Fund	43

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 59

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 59	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 59	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 59

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESC0 (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 59	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Visit our website at www.jennisondryden.com

Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 59

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 59	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 59	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 59	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 59

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 59

President, Chief Executive Officer, Chief Operating Officer and Officer-ln-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-ln-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-ln-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Jennison Conservative Growth Fund

[1]	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E. A. Carson, 2003; Michael S. Hyland, 2008; Robert E. LaBlanc, 1999; Douglas H. McCorkindale, 1999; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Visit our website at www.jennisondryden.com

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an Officer of the Funds is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Jennison Conservative Growth Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Jennison Conservative Growth Fund (the “Fund”)1 consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three- and five-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

[1]	Jennison Conservative Growth Fund is a series of Strategic Partners Style Specific Funds.

Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by Jennison, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of Jennison as well as PI’s recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it

Visit our website at www.jennisondryden.com

received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) was in the first quartile for the one-year period, and in the second quartile for the three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index over the one-, three- and five-year periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, and that the Fund’s total expenses ranked in the third quartile. The Board noted information provided by PI indicating that the Fund’s total expenses were only 1.2 basis points higher than the median total expenses for all funds included in the Expense Group.

The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital

Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/09
	One Year	Five Years	Since Inception
Class A	–17.46%	0.44%	–3.65%
Class B	–17.69	0.65	–3.80
Class C	–14.22	0.82	–3.80
Class L	–17.85	N/A	–9.45
Class M	–18.55	N/A	–8.95
Class X	–18.55	N/A	–8.95

Average Annual Total Returns (Without Sales Charges) as of 7/31/09
	One Year	Five Years	Since Inception
Class A	–12.66%	1.59%	–3.09%
Class B	–13.35	0.82	–3.80
Class C	–13.35	0.82	–3.80
Class L	–12.83	N/A	–7.14
Class M	–13.35	N/A	–7.63
Class X	–13.35	N/A	–7.63

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross annualized operating expenses: Class A, 1.41%; Class B, 2.11%; Class C, 2.11%; Class L, 1.61%; Class M, 2.11%; Class X, 2.11%. Net annualized operating expenses apply to: Class A, 1.36%; Class B, 2.11%; Class C, 2.11%; Class L, 1.61%; Class M, 2.11%; Class X, 2.11%, after contractual reduction through 11/30/2009.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, and Class C, 11/3/99; Class L, Class M, and Class X, 3/26/07.

The graph compares a $10,000 investment in the Jennison Conservative Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2009) as measured on a quarterly basis. The S&P 500 Index and the Russell 1000 Growth Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, and Class X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50%, and 5.75%, respectively, a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years after purchase, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class M and Class X shares convert to Class A shares approximately eight and ten years after purchase, respectively. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Conservative Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates, LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison Conservative Growth Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Conservative Growth Fund
Share Class	A	B	C	L	M	X
NASDAQ	TBDAX	TBDBX	TBDCX	JCGLX	JCGMX	JCGRX
CUSIP	862934106	862934205	862934304	862934718	862934692	862934684

MF503E    0161108-00001-00

JULY 31, 2009	ANNUAL REPORT

Dryden Small Cap Value Fund

FUND TYPE

Small-capitalization stock

OBJECTIVE

Seeks above-average capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 15, 2009

Dear Shareholder:

We hope you find the annual report for the Dryden Small Cap Value Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Small Cap Value Fund

Dryden Small Cap Value Fund	1

Your Fund’s Performance

Fund objective

The Dryden Small Cap Value Fund, managed by Quantitative Management Associates LLC (QMA), has above-average capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Gross operating expenses: Class A, 1.65%; Class B, 2.35%; Class C, 2.35%; Class L, 1.85%; Class M, 2.35%; Class X, 2.35%. Net operating expenses apply to: Class A, 1.65%; Class B, 2.35%; Class C, 2.35%; Class L, 1.85%; Class M, 1.60%; Class X, 1.60%.

Cumulative Total Returns as of 7/31/09
	One Year	Five Years	Since Inception[1]
Class A	–20.04%	2.09%	102.57%
Class B	–20.59	–1.61	88.43
Class C	–20.59	–1.61	88.43
Class L	–20.32	N/A	–20.09
Class M	–19.34	N/A	–20.34
Class X	–19.52	N/A	–20.27
Russell 2000 Value Index[2]	–20.67	4.24	**
Russell 2000 Index[3]	–20.72	7.86	***
Lipper Small-Cap Value Funds Avg.[4]	–18.02	6.47	****

Average Annual Total Returns[5] as of 6/30/09
	One Year	Five Years	Since Inception[1]
Class A	–29.50%	–3.39%	5.84%
Class B	–29.45	–3.10	5.68
Class C	–26.53	–2.99	5.68
Class L	–29.87	N/A	–9.48
Class M	–29.18	N/A	–8.61
Class X	–29.26	N/A	–8.72
Russell 2000 Value Index[2]	–25.24	–2.27	**
Russell 2000 Index[3]	–25.01	–1.71	***
Lipper Small-Cap Value Funds Avg.[4]	–24.24	–1.70	****

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other JennisonDryden Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, 11/3/99; and Class L, Class M, Class X, 8/22/05.

2The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

3The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives an indication of how stock prices of smaller companies have performed.

4The Lipper Small-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Class B, Class M, and Class X shares will automatically convert to Class A shares on a quarterly basis approximately seven years, eight years, and 10 years, respectively, after purchase. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Russell 2000 Value Index Closest Month-End to Inception cumulative total returns as of 7/31/09 are 101.24% for Class A, Class B, and Class C; –15.81% for Class L, Class M, and Class X. Russell 2000 Value Index Closest Month-End to Inception average annual total returns as of 6/30/09 are 6.29% for Class A, Class B, and Class C; –7.08% for Class L, Class M, and Class X.

***Russell 2000 Index Closest Month-End to Inception cumulative total returns as of 7/31/09 are 47.44% for Class A, Class B, and Class C; –11.93% for Class L, Class M, and Class X. Russell 2000 Index Closest Month-End to Inception average annual total returns as of 6/30/09 are 3.11% for Class A, Class B, and Class C; –5.55% for Class L, Class M, and Class X.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/09 are 106.71% for Class A, Class B, and Class C; –13.49% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/09 are 6.51% for Class A, Class B, and Class C; –6.31% for Class L, Class M, and Class X.

Dryden Small Cap Value Fund	3

Your Fund’s Performance (continued)

Investors cannot invest directly in an index. The returns for the Russell 2000 Index and the Russell 2000 Value Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 2000 Index, the Russell 2000 Value Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/09
ProAssurance, Insurance	0.8%
Perot Systems Corp. (Class A Stock), IT Services	0.7
Delphi Financial Group, Inc. (Class A Stock), Insurance	0.7
Regal-Beloit Corp., Electrical Equipment	0.7
Benchmark Electronics, Inc., Electronic Equipment & Instruments	0.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/09
Commercial Banks	10.1%
Insurance	6.7
Healthcare Providers & Services	4.5
Electronic Equipment & Instruments	4.4
Specialty Retail	4.0

Industry weightings reflect only long-term investments and are subject to change.

4	Visit our website at www.jennisondryden.com

Strategy and Performance Overview

How did the Fund perform?

The Dryden Small Cap Value Fund’s Class A shares declined 20.04% for the year ended July 31, 2009, in line with the 20.67% decline of the Russell 2000 Value Index (the Value Index). However, the Fund’s Class A shares underperformed the Lipper Small-Cap Value Funds Average, which posted an 18.02% drop for the reporting period.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) manages the Fund, which invests in a diversified portfolio of stocks of small companies that are out of favor and inexpensive based on price-to-earnings (P/E) ratios and other measures of value. Historically, such shares have performed better than broad stock market averages.

Given that QMA believes the potential of small-cap value stocks to outperform is driven by investor sentiment, its strategy aims to eliminate subjective bias from its investment process. QMA believes consistent application of its quantitative approach, which may incorporate some fundamental analysis, is the most effective way to identify attractive, undervalued companies and to exploit pricing discrepancies that exist between high- and low-expectation stocks. It takes small active positions in a large number of undervalued stocks with constraints placed on the portfolio with regard to sector, industry, and individual security weightings to reduce risk relative to the Value Index. QMA’s disciplined approach keeps the Fund true to its stated investment style and thus avoids the “style drift” that often affects some value portfolios.

What was the environment like for investing in small-cap value stocks?

During the reporting period that began August 1, 2008, conditions in the U.S. stock market deteriorated sharply and then began to improve as the Federal Reserve (the Fed) and the U.S. Department of the Treasury took unprecedented steps to shore up the nation’s financial system. However, a rally in stock prices that began in March 2009 did not fully erase earlier losses, and the Value Index ended the reporting period in the red.

Policymakers needed to act aggressively to aid the financial system because a bursting housing bubble in the United States had called into question the value of the nation’s housing stock. As a result, huge amounts of residential mortgage-backed securities held by financial institutions around the world tumbled in value. This put the U.S. financial infrastructure and broader economy at risk. One of the most challenging developments occurred in September 2008, when Lehman Brothers Holdings Inc., a major Wall Street investment bank heavily involved in the mortgage-backed securities market, filed for bankruptcy protection. Credit markets nearly came to a standstill as investors fled to the safety of U.S. Treasury securities and sold riskier bonds as well as stocks.

Dryden Small Cap Value Fund	5

Strategy and Performance Overview (continued)

The Fed had repeatedly eased monetary policy earlier in 2008, hoping that lower borrowing costs would help stimulate economic growth. During the reporting period, it continued to cut its target for the overnight bank lending rate, which declined from 2.00% to 1.00% in October 2008 and from 1.00% to between zero and 0.25% in December 2008, a record low. The Fed and the U.S. Treasury Department implemented new programs aimed at guaranteeing, financing, or purchasing whatever financial assets were necessary to steady the nation’s financial infrastructure. For example, in March 2009 the U.S. Treasury Department finally announced details of its plan to unclog the flow of credit by encouraging private investors to purchase distressed assets held on bank balance sheets. The unveiling of the Public-Private Investment Plan was one of the factors that helped ignite the powerful stock market rally that began that month.

The stock market rally continued as the U.S. economy put forth so-called “green shoots” that suggested it might be nearing the end of its worst recession since the Great Depression of the 1930s. (Indeed government data released in late July 2009 showed the U.S. economy shrank less than expected on an annualized basis in the April–June quarter.) Within the small-cap stock arena, growth shares gained more than value shares during the first seven months of 2009, but both still ended the 12-month reporting period with double-digit losses of a similar magnitude, as did the broader stock market.

All sectors in the Value Index finished the reporting period in negative territory. The smallest single-digit losses were posted by utilities and consumer staples, two defensive sectors that tend to have comparatively stable performances regardless of economic conditions. Information technology was next in line. The remaining seven sectors posted double-digit losses, including healthcare, consumer discretionary, materials, financials, industrials, telecommunications services, and energy.

Which stock market sectors and holdings detracted most from the Fund’s performance?

Poor stock selection in the consumer discretionary sector, primarily in the retailing and auto components industries, hurt the Fund’s return. When the stock market tumbled to fresh bear market lows in early March 2009, the Fund had smaller exposures than the Value Index to shares of certain auto dealers, apparel retailers, and department stores with weak financial strength or market positions. But these shares rallied strongly from the market bottom, as the federal government and the Fed adopted increasingly aggressive measures to stimulate growth and shore up credit markets after the Obama administration took over the White House in January 2009. Hence, the Fund’s underweight positions had a negative impact on its performance.

When the equity market bottomed in early March, the Fund also had a smaller exposure than the Value Index to shares of certain auto parts suppliers with weak

6	Visit our website at www.jennisondryden.com

balance sheets and direct exposure to troubled U.S. automakers. Like the aforementioned retailers, these shares rebounded strongly as the Obama administration played an active role in restoring the health and viability of the U.S. auto sector through programs such as the Car Allowance Rebate System, commonly known as “cash for clunkers.” Consequently, the Fund’s underweight exposure to auto parts suppliers hurt its performance.

Which stock market sectors and holdings contributed most to the Fund’s performance?

The Fund benefited from having a larger exposure than the Value Index to the utilities sector, the best performing sector of the reporting period. Timely sales of the shares of gas utilities Laclede Group Inc. and WGL Holdings Inc. also aided the Fund.

Another contributor to the Fund’s relative performance was its favorable stock selection in the materials sector, mainly in the paper products and specialty chemicals industries. The Fund held a larger position than the Value Index in shares of Schweitzer-Mauduit International, Inc., a supplier of fine papers to the tobacco industry whose customer base is not affected much by changing economic conditions. The stock soared 82% for the reporting period. In specialty chemicals, Fund results were aided by the timely purchase of OM Group Inc. combined with overweight positions in Valspar Corp. and Lubrizol Corp., which posted double-digit gains for the reporting period.

The Fund was also helped by favorable stock selection in the industrials sector. Within that sector’s capital goods industry group, the Fund benefited from timely purchases of Ameron International Corp. (a manufacturer of highly engineered products and materials for the petroleum, marine, infrastructure, and industrial markets) and Brady Corp. (a manufacturer and marketer of identification solutions and specialty coated materials). The Fund had a larger position than the Value Index in shares of Universal Forest Products Inc., a manufacturer and distributer of wood and wood-alternative products that returned 66% for the reporting period. Lastly, the Fund’s overweight exposure to the trucking industry aided its performance versus the Value Index.

Dryden Small Cap Value Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2009, at the beginning of the period, and held through the six-month period ended July 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

8	Visit our website at www.jennisondryden.com

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Small Cap Value Fund		Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,193.10	1.64%	$8.92
	Hypothetical	$1,000.00	$1,016.66	1.64%	$8.20

Class B	Actual	$1,000.00	$1,187.20	2.34%	$12.69
	Hypothetical	$1,000.00	$1,013.19	2.34%	$11.68

Class C	Actual	$1,000.00	$1,188.90	2.34%	$12.70
	Hypothetical	$1,000.00	$1,013.19	2.34%	$11.68

Class L	Actual	$1,000.00	$1,189.60	1.84%	$9.99
	Hypothetical	$1,000.00	$1,015.67	1.84%	$9.20

Class M	Actual	$1,000.00	$1,192.40	1.59%	$8.64
	Hypothetical	$1,000.00	$1,016.91	1.59%	$7.95

Class X	Actual	$1,000.00	$1,191.40	1.59%	$8.64
	Hypothetical	$1,000.00	$1,016.91	1.59%	$7.95

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2009, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Dryden Small Cap Value Fund	9

Portfolio of Investments

as of July 31, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.4%
COMMON STOCKS

Aerospace & Defense 0.6%
17,600	Ceradyne, Inc.*	$317,680
9,100	Ducommun, Inc.	157,248
13,100	Ladish Co., Inc.*	144,100

		619,028

Air Freight & Logistics 0.3%
11,200	Atlas Air Worldwide Holdings, Inc.*	279,552

Airlines 1.2%
21,600	Alaska Air Group, Inc.*	498,096
38,700	Republic Airways Holdings, Inc.*	198,144
47,600	SkyWest, Inc.	603,568

		1,299,808

Auto Components 0.1%
13,800	Spartan Motors, Inc.	96,600

Beverages 0.1%
1,800	Coca-Cola Bottling Co. Consolidated	101,736

Biotechnology 0.1%
11,500	Maxygen, Inc.*	91,885

Building Products 1.3%
4,000	Ameron International Corp.	298,080
12,700	Apogee Enterprises, Inc.	185,166
9,800	Insteel Industries, Inc.	99,862
12,600	Lennox International, Inc.(a)	439,110
7,500	Universal Forest Products, Inc.	334,800

		1,357,018

Capital Markets 0.9%
22,400	GFI Group, Inc.	144,480
14,200	optionsXpress Holdings, Inc.	256,594
10,100	Raymond James Financial, Inc.(a)	207,252
10,400	SWS Group, Inc.	143,104
43	Teton Advisors, Inc.*	—
26,900	TradeStation Group, Inc.*	201,481

		952,911

See Notes to Financial Statements.

Dryden Small Cap Value Fund	11

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals 3.2%
8,200	Cytec Industries, Inc.	$205,820
9,100	Lubrizol Corp. (The)	527,163
38,200	Olin Corp.(a)	526,778
17,500	OM Group, Inc.*	589,050
28,200	RPM International, Inc.	450,072
21,700	Schulman, (A.), Inc.(a)	462,427
15,600	Valspar Corp. (The)	394,992
8,200	Westlake Chemical Corp.	204,918

		3,361,220

Commercial Banks 10.1%
3,200	BancFirst Corp.	114,656
17,700	Banco Latinoamericano de Exportaciones SA (Panama)	227,799
12,900	BancorpSouth, Inc.(a)	290,250
9,700	Bank of the Ozarks, Inc.	245,216
19,000	Cathay General Bancorp(a)	173,280
20,700	Chemical Financial Corp.(a)	449,811
15,500	City Holding Co.	499,410
26,000	Community Bank System, Inc.(a)	471,380
7,500	Community Trust Bancorp, Inc.	203,625
21,100	CVB Financial Corp.(a)	159,094
2,400	First Bancorp	43,704
15,500	First Community Bancshares, Inc.	210,800
25,600	First Financial Bancorp	221,184
25,500	First Merchants Corp.	201,705
18,200	First Midwest Bancorp, Inc.	152,152
34,049	FirstMerit Corp.	636,035
15,900	FNB Corp.(a)	123,384
5,700	IBERIABANK Corp.	266,988
21,000	Independent Bank Corp.	447,930
38,440	International Bancshares Corp.	506,639
31,874	National Penn Bancshares, Inc.	158,733
25,500	NBT Bancorp, Inc.	584,970
44,300	Old National Bancorp(a)	500,590
12,600	PacWest Bancorp(a)	202,608
5,500	Park National Corp.(a)	350,625
1,700	Renasant Corp.	25,313
6,900	Republic Bancorp, Inc. (Class A Stock)(a)	166,359
9,700	S&T Bancorp, Inc.(a)	132,987
4,200	Sandy Spring Bancorp, Inc.	68,040

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
2,000	SCBT Financial Corp.	$51,380
16,400	Simmons First National Corp. (Class A Stock)	491,672
2,200	Southside Bancshares, Inc.	49,808
3,700	Suffolk Bancorp	109,150
25,850	Susquehanna Bancshares, Inc.	135,971
10,200	SVB Financial Group*(a)	359,550
3,000	Tompkins Trustco, Inc.	133,440
2,700	Trico Bancshares	44,901
22,600	Trustmark Corp.(a)	449,740
24,900	Umpqua Holdings Corp.(a)	241,530
17,700	United Bankshares, Inc.(a)	358,602
12,600	Wesbanco, Inc.	210,042
11,500	Wintrust Financial Corp.(a)	300,725

		10,771,778

Commercial Services & Supplies 3.0%
10,400	ATC Technology Corp.*	217,568
34,900	Deluxe Corp.	546,185
14,300	Ennis, Inc.	210,639
9,100	G & K Services, Inc. (Class A Stock)	206,752
16,000	Herman Miller, Inc.	265,760
19,800	HNI Corp.(a)	441,144
8,900	Knoll, Inc.(a)	87,131
6,300	M&F Worldwide Corp.*	125,307
20,200	McGrath RentCorp	388,244
7,800	Mobile Mini, Inc.*	126,204
20,900	Schawk, Inc.	151,316
9,300	United Stationers, Inc.*	431,706

		3,197,956

Communications Equipment 1.7%
45,000	Arris Group, Inc.*	548,100
26,700	Avocent Corp.*	414,117
10,200	Black Box Corp.	280,194
24,800	Plantronics, Inc.	587,016

		1,829,427

Computers & Peripherals 0.3%
20,200	Imation Corp.	183,416
12,100	Novatel Wireless, Inc.*	114,708

		298,124

See Notes to Financial Statements.

Dryden Small Cap Value Fund	13

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Construction & Engineering 1.3%
18,500	EMCOR Group, Inc.*	$446,220
13,200	Granite Construction, Inc.(a)	447,216
8,400	Layne Christensen Co.*	199,332
15,000	Tutor Perni Corp.*(a)	276,750

		1,369,518

Consumer Finance 1.1%
14,200	Cash America International, Inc.	379,566
14,800	Credit Acceptance Corp.*(a)	392,052
5,700	First Cash Financial Services, Inc.*(a)	107,160
11,700	World Acceptance Corp.*(a)	277,524

		1,156,302

Containers & Packaging 0.3%
6,500	Rock-Tenn Co. (Class A Stock)	292,240

Distributors 0.1%
5,500	Core-Mark Holding Co., Inc.*	147,730

Diversified Consumer Services 1.1%
9,400	Pre-Paid Legal Services, Inc.*	458,438
31,400	Regis Corp.(a)	428,924
8,500	Steiner Leisure Ltd. (Bahamas)*(a)	269,535

		1,156,897

Diversified Financial Services 0.7%
24,600	Financial Federal Corp.	498,888
5,900	Portfolio Recovery Associates, Inc.*(a)	272,285

		771,173

Diversified Telecommunication Services 1.2%
13,800	Atlantic Tele-Network, Inc.	578,634
36,500	Iowa Telecommunications Services, Inc.	447,490
21,100	Premiere Global Services, Inc.*	202,349

		1,228,473

Electric Utilities 3.0%
9,800	Allete, Inc.	313,404
1,900	Cleco Corp.	45,011
41,800	El Paso Electric Co.*	631,598

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
13,500	Empire District Electric Co. (The)(a)	$247,860
17,400	IDACORP, Inc.	482,328
3,800	MGE Energy, Inc.	136,306
22,700	Portland General Electric Co.	431,981
13,800	UniSource Energy Corp.	380,880
24,300	Westar Energy, Inc.	477,981

		3,147,349

Electrical Equipment 2.6%
8,400	Acuity Brands, Inc.	247,884
15,200	Belden, Inc.	266,608
20,100	Brady Corp. (Class A Stock)	591,141
12,400	Encore Wire Corp.(a)	268,956
16,600	Regal-Beloit Corp.	769,576
9,700	Smith (A.O.) Corp.	378,688
10,200	Thomas & Betts Corp.*	271,728

		2,794,581

Electronic Equipment & Instruments 4.4%
8,800	Avnet, Inc.*	214,720
47,000	Benchmark Electronics, Inc.*	742,600
29,600	Checkpoint Systems, Inc.*	512,968
66,800	CTS Corp.	563,124
20,300	Electro Rent Corp.	193,256
9,200	Littelfuse, Inc.*	215,280
4,200	Measurement Specialties, Inc.*	33,810
31,600	Methode Electronics, Inc.	239,528
10,800	Multi-Fineline Electronix, Inc.*	246,132
28,900	Newport Corp.*	213,571
4,100	Park Electrochemical Corp.	95,817
13,200	Plexus Corp.*(a)	339,108
9,700	Rogers Corp.*	242,015
12,300	ScanSource, Inc.*	350,919
43,600	TTM Technologies, Inc.*(a)	430,332

		4,633,180

Energy Equipment & Services 3.3%
24,800	Basic Energy Services, Inc.*	167,400
16,300	Bristow Group, Inc.*	539,530
7,500	Dawson Geophysical Co.*	228,075

See Notes to Financial Statements.

Dryden Small Cap Value Fund	15

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)
6,200	Gulf Island Fabrication, Inc.	$89,900
11,000	GulfMark Offshore, Inc.*	352,000
13,300	Hornbeck Offshore Services, Inc.*	289,674
59,600	Key Energy Services, Inc.*	413,624
2,500	Lufkin Industries, Inc.	113,500
18,000	Matrix Service Co.*	182,340
9,100	Natural Gas Services Group, Inc.*	125,489
9,700	Oil States International, Inc.*	263,064
12,300	RPC, Inc.	101,106
12,000	Superior Well Services, Inc.*(a)	78,360
8,600	Tidewater, Inc.(a)	387,000
12,700	Willbros Group, Inc.*	175,133

		3,506,195

Exchange Traded Fund 0.5%
9,300	iShares Russell 2000 Value Index Fund(a)	478,950

Food & Staples Retailing 2.2%
11,400	Andersons, Inc. (The)	367,308
14,000	Casey’s General Stores, Inc.	384,020
20,200	Ingles Markets, Inc. (Class A Stock)	337,542
12,200	Nash-Finch Co.	374,540
14,800	Pantry, Inc. (The)*	259,740
26,400	Ruddick Corp.	620,400

		2,343,550

Food Products 0.8%
8,500	Cal-Maine Foods, Inc.(a)	250,155
21,000	Fresh del Monte Produce, Inc. (Cayman Islands)*	449,610
12,900	Zhongpin, Inc.*	155,187

		854,952

Gas Utilities 2.0%
4,600	AGL Resources, Inc.	154,652
15,300	Atmos Energy Corp.(a)	415,548
8,800	Energen Corp.	363,616
15,200	ONEOK, Inc.	503,120
30,100	Southwest Gas Corp.	729,022

		2,165,958

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies 0.8%
4,600	Cynosure, Inc. (Class A Stock)*	$44,436
6,000	Hill-Rom Holdings, Inc.(a)	102,840
22,500	Invacare Corp.	459,000
5,800	Teleflex, Inc.	278,168

		884,444

Healthcare Providers & Services 4.5%
30,800	Alliance Imaging, Inc.*	151,844
15,200	AMN Healthcare Services, Inc.*	110,656
21,100	AmSurg Corp.*	435,082
29,300	Centene Corp.*	565,783
19,600	Cross Country Healthcare, Inc.*	163,660
34,000	HealthSouth Corp.*(a)	489,600
35,000	HealthSpring, Inc.*	442,050
10,000	Healthways, Inc.*	147,400
10,900	inVentiv Health, Inc.*	167,206
27,100	Kindred Healthcare, Inc.*	380,484
21,300	Magellan Health Services, Inc.*	689,268
22,700	MedCath Corp.*	273,762
9,300	Molina Healthcare, Inc.*	209,715
5,600	RehabCare Group, Inc.*	134,736
6,100	Res-Care, Inc.*	95,282
31,900	Universal American Corp.*	290,290
2,600	US Physical Therapy, Inc.*	42,510

		4,789,328

Hotels, Restaurants & Leisure 2.5%
15,800	Bob Evans Farms, Inc.	458,516
6,600	California Pizza Kitchen, Inc.*	108,900
14,500	CEC Entertainment, Inc.*(a)	422,965
5,600	Cheesecake Factory, Inc. (The)*	108,472
15,000	Cracker Barrel Old Country Store, Inc.	432,900
10,700	Jack in the Box, Inc.*	225,770
9,200	Monarch Casino & Resort, Inc.*	83,444
6,000	P.F. Chang’s China Bistro, Inc.*(a)	203,460
5,800	Papa John’s International, Inc.*	147,378
13,800	Sonic Corp.*(a)	152,214
8,400	Speedway Motorsports, Inc.	134,064
8,000	Vail Resorts, Inc.*(a)	228,880

		2,706,963

See Notes to Financial Statements.

Dryden Small Cap Value Fund	17

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Household Durables 1.6%
4,050	Blyth, Inc.	$171,842
15,600	CSS Industries, Inc.	361,920
27,900	Ethan Allen Interiors, Inc.(a)	355,167
4,200	Helen of Troy Ltd. (Bermuda)*	91,350
15,600	Meritage Homes Corp.*(a)	333,840
1,000	National Presto Industries, Inc.	80,360
15,300	Ryland Group, Inc.	305,541

		1,700,020

Industrial Conglomerates 0.6%
400	Seaboard Corp.	438,000
3,800	Standex International Corp.	47,614
11,700	Tredegar Corp.	171,288

		656,902

Insurance 6.7%
5,700	American Physicians Capital, Inc.	253,593
8,400	AMERISAFE, Inc.*	139,692
14,394	Argo Group International Holdings Ltd. (Bermuda)*	483,638
15,200	CNA Surety Corp.*	238,944
32,700	Delphi Financial Group, Inc. (Class A Stock)	779,241
14,000	Employers Holdings, Inc.	194,880
7,200	FPIC Insurance Group, Inc.*	247,320
15,100	HCC Insurance Holdings, Inc.	379,010
9,300	Infinity Property & Casualty Corp.	386,322
19,800	IPC Holdings Ltd. (Bermuda)	573,012
9,700	Meadowbrook Insurance Group, Inc.	76,727
11,000	Odyssey Re Holdings Corp.	508,200
21,800	Platinum Underwriters Holdings Ltd. (Bermuda)	735,750
16,700	ProAssurance Corp.*	848,026
10,700	Safety Insurance Group, Inc.	345,182
7,300	SeaBright Insurance Holdings, Inc.*	70,956
35,600	Selective Insurance Group	531,864
15,400	Zenith National Insurance Corp.	367,598

		7,159,955

Internet & Catalog Retail 0.2%
13,600	NutriSystem, Inc.	193,528

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Software & Services 1.0%
23,700	EarthLink, Inc.*(a)	$200,265
4,200	j2 Global Communications, Inc.*	100,758
3,200	Moduslink Global Solutions, Inc.*	22,816
7,600	Perficient, Inc.*	56,088
61,049	United Online, Inc.(a)	560,430
14,800	ValueClick, Inc.*	170,200

		1,110,557

IT Services 2.9%
27,000	Acxiom Corp.	260,550
9,900	CACI International, Inc. (Class A Stock)*(a)	457,380
19,500	CSG Systems International, Inc.*(a)	325,260
23,500	Euronet Worldwide, Inc.*(a)	494,440
24,600	Heartland Payment Systems, Inc.	262,236
49,700	Perot Systems Corp. (Class A Stock)*	794,206
12,200	TeleTech Holdings, Inc.*	203,984
10,500	Wright Express Corp.*	296,940

		3,094,996

Leisure Equipment & Products 1.0%
22,400	JAKKS Pacific, Inc.*	258,272
12,900	Polaris Industries, Inc.	488,523
5,000	Pool Corp.	118,100
9,700	RC2 Corp.*	148,119

		1,013,014

Life Science Tools & Services 0.2%
16,000	Kendle International, Inc.*	186,880

Machinery 2.9%
17,800	Actuant Corp. (Class A Stock)	228,552
6,700	Cascade Corp.	163,815
5,900	CIRCOR International, Inc.	136,054
14,500	Columbus McKinnon Corp.*	209,815
15,000	Crane Co.	318,300
23,200	EnPro Industries, Inc.*	413,424
2,800	Harsco Corp.	77,028
29,600	Mueller Industries, Inc.	703,296
24,800	Timken Co.	505,424
13,500	Watts Water Technologies, Inc. (Class A Stock)	355,590

		3,111,298

See Notes to Financial Statements.

Dryden Small Cap Value Fund	19

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Marine 0.1%
2,900	International Shipholding Corp.	$84,129

Media 0.4%
9,400	Arbitron, Inc.	153,032
12,400	Scholastic Corp.	279,620

		432,652

Metals & Mining 2.3%
15,200	A.M. Castle & Co.	160,360
15,200	Brush Engineered Materials, Inc.*	324,216
22,300	Commercial Metals Co.	368,842
9,700	Haynes International, Inc.*	223,391
19,900	Horsehead Holding Corp.*	212,731
9,900	Kaiser Aluminum Corp.	327,294
20,500	RTI International Metals, Inc.*	364,080
1,900	Universal Stainless & Alloy*	33,459
29,200	Worthington Industries, Inc.	386,024

		2,400,397

Multi-Utilities 2.1%
34,600	Avista Corp.	640,792
26,900	Black Hills Corp.(a)	699,669
10,600	CH Energy Group, Inc.	524,594
14,500	Vectren Corp.	356,120

		2,221,175

Oil, Gas & Consumable Fuels 3.9%
15,400	Berry Petroleum Co. (Class A Stock)(a)	365,288
10,000	Bill Barrett Corp.*(a)	315,900
8,300	Comstock Resources, Inc.*	319,550
10,000	Delek US Holdings, Inc.	85,200
8,800	Forest Oil Corp.*	148,280
16,400	Frontier Oil Corp.(a)	227,960
7,600	Frontline Ltd. (Bermuda)(a)	173,812
26,800	General Maritime Corp. (Marshall Island)(a)	223,244
12,200	Holly Corp.	259,494
12,500	Knightsbridge Tankers Ltd. (Bermuda)(a)	196,625
11,800	Southern Union Co.	228,684
11,700	St. Mary Land & Exploration Co.	279,279
19,500	Swift Energy Co.*(a)	384,150

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
11,600	W&T Offshore, Inc.(a)	$124,004
5,900	Whiting Petroleum Corp.*	271,164
11,300	World Fuel Services Corp.(a)	495,618

		4,098,252

Paper & Forest Products 0.6%
19,700	Schweitzer-Mauduit International, Inc.	644,190

Personal Products 0.1%
3,900	USANA Health Sciences, Inc.*	130,065

Pharmaceuticals 0.4%
11,700	Medicis Pharmaceutical Corp. (Class A Stock)	200,304
32,600	Viropharma, Inc.*	240,262

		440,566

Professional Services 2.2%
4,200	Administaff, Inc.	105,252
4,400	CRA International, Inc.*	118,492
1,500	First Advantage Corp. (Class A Stock)*	24,390
8,500	Heidrick & Struggles International, Inc.	174,165
12,800	Kelly Services, Inc. (Class A Stock)	150,528
15,400	Kforce, Inc.*	149,996
3,700	Korn/Ferry International*(a)	51,467
36,000	MPS Group, Inc.*	311,400
7,800	Navigant Consulting, Inc.*	92,820
25,000	School Specialty, Inc.*(a)	559,250
23,600	TrueBlue, Inc.*	299,720
7,000	Watson Wyatt Worldwide, Inc. (Class A Stock)	261,380

		2,298,860

Real Estate Investment Trusts 2.8%
14,200	Agree Realty Corp.	277,184
28,800	BioMed Realty Trust, Inc.	336,384
28,000	Cousins Properties, Inc.(a)	241,360
53,600	DiamondRock Hospitality Co.	362,336
19,200	Entertainment Properties Trust(a)	524,352
5,300	Getty Realty Corp.	118,667
26,700	LaSalle Hotel Properties	398,097
22,100	Medical Properties Trust, Inc.	154,700

See Notes to Financial Statements.

Dryden Small Cap Value Fund	21

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
4,400	National Health Investors, Inc.	$137,016
7,600	Parkway Properties, Inc.	107,692
4,800	PS Business Parks, Inc.(a)	248,208
3,800	Sun Communities, Inc.	58,140

		2,964,136

Road & Rail 1.7%
5,000	AMERCO*	224,400
19,800	Marten Transport Ltd.*	349,272
16,400	Old Dominion Freight Line, Inc.*	584,332
35,600	Werner Enterprises, Inc.	642,936

		1,800,940

Semiconductors & Semiconductor Equipment 0.2%
8,300	MKS Instruments, Inc.*	160,771

Software 1.9%
31,000	Epicor Software Corp.*	188,480
25,000	Fair Isaac Corp.	479,750
26,100	i2 Technologies, Inc.*(a)	351,306
15,900	JDA Software Group, Inc.*	327,699
21,300	Kenexa Corp.*	259,860
5,100	MicroStrategy, Inc. (Class A Stock)*	311,355
11,600	Parametric Technology Corp.*	149,756

		2,068,206

Specialty Retail 4.0%
17,300	Bebe Stores, Inc.	125,771
9,400	Cabela`s, Inc. (Class A Stock)*	152,374
19,600	Cato Corp. (The) (Class A Stock)	389,844
11,200	Charlotte Russe Holding, Inc.*	168,112
11,800	Children’s Place Retail Stores, Inc. (The)*(a)	386,686
26,200	Collective Brands, Inc.*(a)	417,104
500	Conn’s, Inc.*	6,305
19,000	Dress Barn, Inc.*(a)	296,210
4,300	DSW, Inc. (Class A Stock)*(a)	58,007
5,300	Gymboree Corp.*	210,834
9,000	Jos. A. Bank Clothiers, Inc.*(a)	329,310
18,300	Men’s Wearhouse, Inc. (The)(a)	395,463
40,200	Rent-A-Center, Inc.*	834,552

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
17,900	Stage Stores, Inc.	$223,392
4,800	Tractor Supply Co.*	230,256

		4,224,220

Textiles, Apparel & Luxury Goods 1.9%
21,800	Carter’s, Inc.*(a)	617,812
6,500	Columbia Sportswear Co.(a)	230,165
9,100	Kenneth Cole Productions, Inc. (Class A Stock)	73,073
9,000	Maidenform Brands, Inc.*	124,470
10,600	Steven Madden Ltd.*	339,836
28,100	Timberland Co. (Class A Stock)*(a)	383,284
7,600	UniFirst Corp.(a)	295,792

		2,064,432

Thrifts & Mortgage Finance 1.1%
4,400	Berkshire Hills Bancorp, Inc.	100,584
28,300	Dime Community Bancshares	340,732
7,400	First Financial Holdings, Inc.	105,968
17,800	Flushing Financial Corp.	188,858
22,200	Washington Federal, Inc.	309,246
4,700	WSFS Financial Corp.	126,289

		1,171,677

Trading Companies & Distributors 1.0%
15,000	Applied Industrial Technologies, Inc.	331,800
12,400	Beacon Roofing Supply, Inc.*(a)	207,948
12,000	Interline Brands, Inc.*	203,160
6,200	Rush Enterprises, Inc. (Class A Stock)*	81,220
8,100	WESCO International, Inc.*	199,989

		1,024,117

Wireless Telecommunication Services 0.3%
25,400	USA Mobility, Inc.	342,900

	TOTAL LONG-TERM INVESTMENTS (cost $117,510,797)	105,483,661

See Notes to Financial Statements.

Dryden Small Cap Value Fund	23

Portfolio of Investments

as of July 31, 2009 continued

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 21.0%

AFFILIATED MONEY MARKET MUTUAL FUND
22,294,457	Dryden Core Investment Fund - Taxable Money Market Series (cost $22,294,457; includes $21,515,885 of cash collateral for securities on loan) (Note 4)(b)(c)	$22,294,457

	TOTAL INVESTMENTS 120.4% (cost $139,805,254; Note 5)	127,778,118
	Liabilities in excess of other assets (20.4)%	(21,643,110)

	NET ASSETS 100%	$106,135,008

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $20,794,218; cash collateral of $21,515,885 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund's assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$105,483,661	$—	$—
Affiliated Money Market Mutual Fund	22,294,457	—	—

	$127,778,118	$—	$—
Other Financial Instruments*	—	—	—

Total	$127,778,118	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of July 31, 2008 the Fund did not use any significant unobservable inputs (Level 3) in determining the value of investments and at July 31, 2009, the Fund had one Level 3 security with a fair value of $0.

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (20.3% represents investments purchased with collateral from securities on loan)	21.0%
Commercial Banks	10.1
Insurance	6.7
Healthcare Providers & Services	4.5
Electronic Equipment & Instruments	4.4
Specialty Retail	4.0
Oil, Gas & Consumable Fuels	3.9
Energy Equipment & Services	3.3
Chemicals	3.2
Commercial Services & Supplies	3.0
Electric Utilities	3.0
Machinery	2.9
IT Services	2.9
Real Estate Investment Trusts	2.8
Electrical Equipment	2.6
Hotels, Restaurants & Leisure	2.5
Metals & Mining	2.3
Food & Staples Retailing	2.2
Professional Services	2.2
Multi-Utilities	2.1
Gas Utilities	2.0
Software	1.9
Textiles, Apparel & Luxury Goods	1.9
Communications Equipment	1.7
Road & Rail	1.7
Household Durables	1.6
Construction & Engineering	1.3
Building Products	1.3
Airlines	1.2
Diversified Telecommunication Services	1.2
Thrifts & Mortgage Finance	1.1
Diversified Consumer Services	1.1
Consumer Finance	1.1
Internet Software & Services	1.0
Trading Companies & Distributors	1.0
Leisure Equipment & Products	1.0
Capital Markets	0.9
Healthcare Equipment & Supplies	0.8
Food Products	0.8
Diversified Financial Services	0.7
Industrial Conglomerates	0.6
Paper & Forest Products	0.6
Aerospace & Defense	0.6
Exchange Traded Funds	0.5
Pharmaceuticals	0.4

See Notes to Financial Statements.

Dryden Small Cap Value Fund	25

Portfolio of Investments

as of July 31, 2009 continued

Industry (cont’d.)
Media	0.4%
Wireless Telecommunication Services	0.3
Computers & Peripherals	0.3
Containers & Packaging	0.3
Air Freight & Logistics	0.3
Internet & Catalog Retail	0.2
Life Science Tools & Services	0.2
Semiconductors & Semiconductor Equipment	0.2
Distributors	0.1
Personal Products	0.1
Beverages	0.1
Auto Components	0.1
Biotechnology	0.1
Marine	0.1

120.4
Liabilities in excess of other assets	(20.4)

100.0%

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Financial Statements

JULY 31, 2009	ANNUAL REPORT

Dryden Small Cap Value Fund

Statement of Assets and Liabilities

July 31, 2009

Assets
Investments at value, including securities on loan of $20,794,218:
Unaffiliated investments (cost $117,510,797)	$105,483,661
Affiliated investments (cost $22,294,457)	22,294,457
Cash	392,701
Dividends and interest receivable	375,882
Other assets	129,000
Receivable for Fund shares sold	26,555

Total assets	128,702,256

Liabilities
Payable to broker for collateral for securities on loan	21,515,885
Payable for Fund shares reacquired	692,075
Accrued expenses and other liabilities	217,244
Management fee payable	59,452
Distribution fee payable	47,138
Affiliated transfer agent fee payable	29,515
Deferred trustees’ fees	5,939

Total liabilities	22,567,248

Net Assets	$106,135,008

Net assets were comprised of:
Shares of beneficial interest, at par	$11,505
Paid-in capital, in excess of par	155,102,707

155,114,212
Undistributed net investment income	215,106
Accumulated net realized loss on investments	(37,167,174)
Net unrealized depreciation on investments	(12,027,136)

Net assets, July 31, 2009	$106,135,008

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share
($51,782,645 ÷ 5,371,480 shares of common stock issued and outstanding)	$9.64
Maximum sales charge (5.50% of offering price)	.56

Maximum offering price to public	$10.20

Class B
Net asset value, offering price and redemption price per share
($7,593,700 ÷ 867,379 shares of common stock issued and outstanding)	$8.75

Class C
Net asset value, offering price and redemption price per share
($29,291,781 ÷ 3,347,324 shares of common stock issued and outstanding)	$8.75

Class L
Net asset value, offering price and redemption price per share
($6,821,116 ÷ 710,606 shares of common stock issued and outstanding)	$9.60
Maximum sales charge (5.75 of offering price)	.59

Maximum offering price to public	$10.19

Class M
Net asset value, offering price and redemption price per share
($6,781,215 ÷ 770,929 shares of common stock issued and outstanding	$8.80

Class X
Net asset value, offering price and redemption price per share
($3,864,551 ÷ 437,196 shares of common stock issued and outstanding)	$8.84

See Notes to Financial Statements.

Dryden Small Cap Value Fund	29

Statement of Operations

Year Ended July 31, 2009

Net Investment Income
Income
Unaffiliated dividend income (net of $1,872 foreign withholding tax)	$2,635,984
Affiliated income from securities lending, net	349,282
Miscellaneous income	34,650
Affiliated dividend income	16,924

3,036,840

Expenses
Management fee	804,850
Distribution fee—Class A	148,440
Distribution fee—Class B	91,707
Distribution fee—Class C	334,702
Distribution fee—Class L	38,009
Distribution fee—Class M	25,238
Distribution fee—Class X	12,902
Transfer agent’s fees and expenses (including affiliated expenses of $120,000)	462,000
Custodian’s fees and expenses	80,000
Reports to shareholders	62,000
Registration fees	60,000
Audit fee	29,000
Legal fees and expenses	21,000
Trustees’ fees	18,000
Insurance expense	3,000
Miscellaneous	13,435

Total expenses	2,204,283

Net investment income	832,557

Net Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investment transactions	(36,969,404)
Net change in unrealized appreciation on investments	145,781

Net loss on investments	(36,823,623)

Net Decrease In Net Assets Resulting From Operations	$(35,991,066)

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended July 31,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$832,557	$1,767,972
Net realized loss on investment transactions	(36,969,404)	(65,979)
Net change in unrealized appreciation (depreciation) on investments	145,781	(30,563,343)

Net decrease in net assets resulting from operations	(35,991,066)	(28,861,350)

Dividends and Distributions (Note 1)
Distributions from net investment income
Class A	(865,787)	(908,649)
Class B	(111,414)	(76,587)
Class C	(395,418)	(259,953)
Class L	(120,436)	(129,605)
Class M	(229,175)	(246,738)
Class X	(103,699)	(75,668)

	(1,825,929)	(1,697,200)

Distributions from net realized gains
Class A	(35,008)	(16,868,537)
Class B	(7,756)	(4,634,562)
Class C	(27,527)	(15,730,713)
Class L	(5,617)	(3,136,008)
Class M	(8,598)	(6,797,511)
Class X	(4,315)	(2,380,059)

	(88,821)	(49,547,390)

Capital Contributions
Class M	17,284	47,505
Class X	10,302	6,901

	27,586	54,406

Fund share transactions (Net of share conversions) (Note 6)
Proceeds from shares sold	11,099,529	28,251,848
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,648,647	41,892,510
Cost of shares reacquired	(36,137,632)	(108,985,344)

Net decrease in net assets from Fund share transactions	(23,389,456)	(38,840,986)

Total decrease	(61,267,686)	(118,892,520)

Net Assets
Beginning of year	167,402,694	286,295,214

End of year(a)	106,135,008	167,402,694

(a) Includes undistributed net income of:	$215,106	$1,254,231

See Notes to Financial Statements.

Dryden Small Cap Value Fund	31

Notes to Financial Statements

Strategic Partners Style Specific Funds (the “Trust”), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of two separate funds: Dryden Small Cap Value Fund (“Small Cap Value”) and Jennison Conservative Growth Fund. These financial statements relate to Small Cap Value (the “Fund”). The financial statements of the other fund are not represented herein.

The Fund’s investment objective is above average capital appreciation through investment in small company common stocks that, in the investment subadviser’s opinion, are undervalued or overlooked in the marketplace.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of their financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the

32	Visit our website at www.jennisondryden.com

size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign

Dryden Small Cap Value Fund	33

Notes to Financial Statements

continued

withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for ending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gain, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal

34	Visit our website at www.jennisondryden.com

income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate tax-paying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI accrued daily and payable monthly, at an annual rate .70 of 1% of the Fund’s average daily net assets. The effective management fee rate was .70 of 1% for the year ended July 31, 2009.

For the period through November 30, 2008, PI has voluntarily agreed to reimburse the Fund in order to limit the operating expenses (excluding interest, taxes and extraordinary expenses) to 1.95%, 2.70%, 2.70%, 2.20%, 2.70% and 2.70% of the average daily net assets for Class A, B, C, L, M and X, respectively.

Dryden Small Cap Value Fund	35

Notes to Financial Statements

continued

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS for distributing and services the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively.

Management has received the maximum allowable amount of sales charges for Class M and X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital.

During the year ended July 31, 2008, management determined that Class M and Class X shareholders had been charged sales charges in excess of regulatory limits. The manager has paid these classes for the overcharge which is reflected as an increase in net investment income, an increase in distributions from net investment income related to Class M and X, and capital contributions to Class M and X in the Statement of Changes for the year ended July 31, 2008. The impact is also reflected in the Financial Highlights for the years ended July 31, 2008 and July 31, 2007.

PIMS has advised the Fund that it has received approximately $27,900 in front-end sales charges resulting from sales of Class A shares, during the year ended July 31, 2009. From these fees, PIMS paid such sales charges to affiliated brokerdealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2009, it received approximately $100, $21,800, $4,400, $8,300 and $2,200 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

36	Visit our website at www.jennisondryden.com

The Fund, along with other affiliated registered investment companies (the “Companies”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Companies renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Companies pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Companies paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

During the year ended July 31, 2009, the Fund did not utilize the line of credit.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. These amounts are included in transfer agent’s fees and expenses on the Statement of Operations. For the year ended July 31, 2009, the Fund incurred $123,600 in total networking fees, of which $1,200 and $26,200 was paid to Wells Fargo and First Clearing, respectively.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended July 31, 2009, PIM has been compensated approximately $148,600 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund. The Series is a Money Market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Series are disclosed on the Statement of Operations as affiliated dividend income.

Dryden Small Cap Value Fund	37

Notes to Financial Statements

continued

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended July 31, 2009 aggregated $40,360,435 and $63,442,439 respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investments and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investments and paid-in capital in excess of par. For the fiscal year ended July 31, 2009, the adjustments were to decrease undistributed net investment income by $45,753, decrease accumulated net realized loss on investments by $2,354 and increase paid-in capital in excess of par by $43,399 due to the reclassification of dividends and other book to tax differences. Net investment income, net realized loss on investments and net assets were not affected by this change.

For the year ended July 31, 2009, the tax character of distributions paid by the Fund as reflected in the Statement of Changes in Net Assets were $1,828,283 from ordinary income and $86,467 from long-term capital gains. For the year ended July 31, 2008, the tax character of distributions paid by the Fund were $5,366,738 from ordinary income and $45,707,107 from long-term capital gains.

As of July 31, 2009, the accumulated undistributed earnings on a tax basis was $221,045 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2009 were as follows:

Tax Basis	Appreciation	Depreciation	Unrealized Depreciation
$139,323,517	$12,872,498	$(24,417,897)	$(11,545,399)

38	Visit our website at www.jennisondryden.com

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and other differences between financial reporting and tax accounting.

As of July 31, 2009, the capital loss carryforward for tax purposes was approximately $12,977,000 which expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

In addition, the Fund has elected to treat post-October capital losses of approximately $24,671,000 incurred between November 1, 2008 and July 31, 2009 as being incurred during the fiscal year ending July 31, 2010.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2009, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

Class A shares are sold with a front-end sales charge of up to 5.50%. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. Class C shares purchased are charged a CDSC a 1% for shares sold within 12 months from the date of purchase. Class L shares are subject to a maximum front-end sales charge 5.75%. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are not subject to a front end sales charge. Class L, Class M, and Class X are only exchangeable with Class L, Class M, and Class X, respectively, offered by the other Strategic Partners Funds and JennisonDryden Funds. Under certain circumstances, Class A and Class L may be subject to a contingent deferred sales charge (CDSD) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. The Trust has authorized an unlimited number of beneficial interest at $.001 par value per share.

Dryden Small Cap Value Fund	39

Notes to Financial Statements

continued

Transactions in shares of beneficial interest during the year ended July 31, 2009 were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X to Class A	Net Increase (Decrease) in Shares Outstanding
Class A	873,242	93,564	(1,798,661)	848,227	16,372
Class B	89,593	14,807	(285,386)	(212,134)	(393,120)
Class C	174,770	43,310	(1,280,035)	—	(1,061,955)
Class L	3,735	14,971	(259,417)	—	(240,711)
Class M	34,279	29,521	(363,183)	(519,474)	(818,857)
Class X	18,082	14,312	(162,673)	(197,952)	(328,231)

Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Net Asset Value of Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X to Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Class A	$8,267,649	$765,358	$(16,479,418)	$7,833,817	$387,406
Class B	776,310	110,463	(2,320,615)	(1,805,734)	(3,239,576)
Class C	1,583,613	323,093	(10,474,152)	—	(8,567,446)
Class L	32,311	122,310	(2,399,178)	—	(2,244,557)
Class M	288,861	220,228	(3,131,915)	(4,336,791)	(6,959,617)
Class X	150,785	107,195	(1,332,354)	(1,691,292)	(2,765,666)

40	Visit our website at www.jennisondryden.com

Transactions in shares of beneficial interest during the year ended July 31, 2008 were as follows:

Class	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X to Class A	Net Increase (Decrease) in Shares Outstanding
Class A	1,274,753	1,095,487	(3,528,430)	912,790	(245,400)
Class B	77,862	377,237	(457,744)	(320,322)	(322,967)
Class C	691,596	998,378	(2,720,032)	—	(1,030,058)
Class L	3,506	247,085	(364,440)	—	(113,849)
Class M	19,764	547,791	(783,832)	(674,106)	(890,383)
Class X	10,903	204,681	(249,429)	(5,362)	(39,207)

Class	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Net Asset Value of Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X to Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Class A	$17,813,327	$13,978,552	$(49,386,295)	$12,397,400	$(5,197,016)
Class B	1,008,867	4,390,990	(5,891,443)	(3,911,545)	(4,403,131)
Class C	8,988,427	11,621,127	(35,219,102)	—	(14,609,548)
Class L	48,999	3,147,867	(5,094,021)	—	(1,897,155)
Class M	255,483	6,365,349	(10,151,827)	(8,424,496)	(11,955,491)
Class X	136,745	2,388,625	(3,242,656)	(61,359)	(778,645)

Note 7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through September 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 8. New Accounting Pronouncements

In June 2009, FASB released Statement of Financial Accounting Standard No. 166, Accounting for Transfers of Financial Assets (FAS 166) and Statement of Financial

Dryden Small Cap Value Fund	41

Notes to Financial Statements

continued

Accounting Standard 167, Amendments to FASB Interpretation No. 46(R) (FAS 167), which change the ways entities account for securitizations and special purpose entities. FAS 166 will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. FAS 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The application of FAS 166 and FAS 167 is required for fiscal years beginning after November 15, 2009 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 166 and FAS 167 and their impact on the financial statements has not been determined.

42	Visit our website at www.jennisondryden.com

Financial Highlights

JULY 31, 2009	ANNUAL REPORT

Dryden Small Cap Value Fund

Financial Highlights

Class A
Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.31

Income (loss) from investment operations:
Net investment income	.09
Net realized and unrealized gain (loss) on investments	(2.58)

Total from investment operations	(2.49)

Less Dividends and Distributions:
Dividends from net investment income	(.17)
Distributions from net realized gains on investments	(.01)

Total dividends and distributions	(.18)

Net asset value, end of year	$9.64

Total Return(a)	(20.04)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$51,783
Average net assets (000)	$49,480
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.65%
Expenses, excluding distribution and service (12b-1) fees	1.35%
Net investment income	.96%
For Class A, B, C, L, M, and X shares:
Portfolio turnover rate	34%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares until November 30, 2007.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Class A
Year Ended July 31,
2008(b)		2007(b)		2006(b)		2005(b)

$17.66		$17.30		$19.81		$15.68

.16		.16		.09		.02
(2.04)		1.11		.40		4.66

(1.88)		1.27		.49		4.68

(.18)		—		—		—
(3.29)		(.91)		(3.00)		(.55)

(3.47)		(.91)		(3.00)		(.55)

$12.31		$17.66		$17.30		$19.81

(11.38)%		7.15%		3.18%		30.31%

$65,910		$98,930		$106,369		$56,289
$79,838		$109,338		$86,627		$33,464

1.40	%(c)	1.33	%(c)	1.28	%(c)	1.45	%(c)
1.12%		1.08%		1.03%		1.20%
1.12%		.89%		.49%		.13%

19%		63%		93%		106%

See Notes to Financial Statements.

Dryden Small Cap Value Fund	45

Financial Highlights

continued

Class B
Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.17

Income (loss) from investment operations:
Net investment income (loss)	.03
Net realized and unrealized gain (loss) on investments	(2.34)

Total from investment operations	(2.31)

Less Dividends and Distributions:
Dividends from net investment income	(.10)
Distributions from net realized gains on investments	(.01)

Total dividends and distributions	(.11)

Net asset value, end of year	$8.75

Total Return(a)	(20.59)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$7,594
Average net assets (000)	$9,171
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.35%
Expenses, excluding distribution and service (12b-1) fees	1.35%
Net investment income (loss)	.32%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

Class B
Year Ended July 31,
2008(b)	2007(b)	2006(b)	2005(b)

$16.35	$16.18	$18.86	$15.06

.05	.02	(.04)	(.10)
(1.89)	1.06	.36	4.45

(1.84)	1.08	.32	4.35

(.05)	—	—	—
(3.29)	(.91)	(3.00)	(.55)

(3.34)	(.91)	(3.00)	(.55)

$11.17	$16.35	$16.18	$18.86

(12.08)%	6.38%	2.41%	29.35%

$14,080	$25,884	$31,586	$29,282
$19,290	$30,843	$31,665	$24,672

2.12%	2.08%	2.03%	2.20%
1.12%	1.08%	1.03%	1.20%
.41%	.13%	(.23)%	(.61)%

See Notes to Financial Statements.

Dryden Small Cap Value Fund	47

Financial Highlights

continued

Class C
Year Ended July 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.17

Income (loss) from investment operations:
Net investment income (loss)	.03
Net realized and unrealized gain (loss) on investments	(2.34)

Total from investment operations	(2.31)

Less Dividends and Distributions:
Dividends from net investment income	(.10)
Distributions from net realized gains on investments	(.01)

Total dividends and distributions	(.11)

Net asset value, end of year	$8.75

Total Return(a)	(20.59)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$29,292
Average net assets (000)	$33,470
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.35%
Expenses, excluding distribution and service (12b-1) fees	1.35%
Net investment income (loss)	.30%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Class C
Year Ended July 31,
2008(b)	2007(b)	2006(b)	2005(b)

$16.35	$16.18	$18.86	$15.06

.05	.02	(.04)	(.10)
(1.89)	1.06	.36	4.45

(1.84)	1.08	.32	4.35

(.05)	—	—	—
(3.29)	(.91)	(3.00)	(.55)

(3.34)	(.91)	(3.00)	(.55)

$11.17	$16.35	$16.18	$18.86

(12.08)%	6.38%	2.41%	29.35%

$49,257	$88,920	$99,521	$39,291
$65,961	$100,455	$89,474	$25,905

2.12%	2.08%	2.03%	2.20%
1.12%	1.08%	1.03%	1.20%
.40%	.14%	(.24)%	(.62)%

See Notes to Financial Statements.

Dryden Small Cap Value Fund	49

Financial Highlights

continued

Class L

Year Ended July 31, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.27

Income (loss) from investment operations:
Net investment income	.08
Net realized and unrealized gain (loss) on investments	(2.60)

Total from investment operations	(2.52)

Less Dividends and Distributions:
Dividends from net investment income	(.14)
Distributions from net realized gains on investments	(.01)

Total dividends and distributions	(.15)

Net asset value, end of period	$9.60

Total Return(b)	(20.32)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$6,821
Average net assets (000)	$7,602
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.85%
Expenses, excluding distribution and service (12b-1) fees	1.35%
Net investment income	.80%

(a)	Inception date of Class L shares.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

50	Visit our website at www.jennisondryden.com

Class L
Year Ended July 31, 2008(d)	Year Ended July 31, 2007(d)	August 22, 2005(a) through July 31, 2006(d)

$17.61	$17.28	$19.25

.13	.11	.05
(2.04)	1.13	.98

(1.91)	1.24	1.03

(.14)	—	—
(3.29)	(.91)	(3.00)

(3.43)	(.91)	(3.00)

$12.27	$17.61	$17.28

(11.61)%	6.92%	6.06%

$11,669	$18,753	$25,167
$14,718	$23,211	$28,735

1.62%	1.58%	1.53	%(c)
1.12%	1.08%	1.03	%(c)
.90%	.62%	.29	%(c)

See Notes to Financial Statements.

Dryden Small Cap Value Fund	51

Financial Highlights

continued

Class M

Year Ended July 31, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.24

Income (loss) from investment operations:
Net investment income (loss)	.10
Net realized and unrealized gain (loss) on investments	(2.36)

Total from investment operations	(2.26)

Less Dividends and Distributions:
Dividends from net investment income	(.18)
Distributions from net realized gains on investments	(.01)

Total dividends and distributions	(.19)

Capital Contributions	.01

Net asset value, end of period	$8.80

Total Return(b)	(19.77)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$6,781
Average net assets (000)	$10,095
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(f)	1.60%
Expenses, excluding distribution and service (12b-1) fees	1.35%
Net investment income (loss)	1.11%

(a)	Inception date of Class M shares.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.
(f)	Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of regulatory limits.

See Notes to Financial Statements.

52	Visit our website at www.jennisondryden.com

Class M
Year Ended July 31, 2008(d)	Year Ended July 31, 2007(d)(f)	August 22, 2005(a) through July 31, 2006(d)

$16.37	$16.18	$18.32

.14	.06	(.03)
(1.88)	1.05	.89

(1.74)	1.11	.86

(.12)	—	—
(3.29)	(.94)	(3.00)

(3.41)	(.94)	(3.00)

.02	.02	—

$11.24	$16.37	$16.18

(11.22)%	6.73%	5.39%

$17,866	$40,602	$63,132
$27,565	$54,949	$73,499

1.45%	1.85%	2.03	%(c)
1.12%	1.08%	1.03	%(c)
1.07%	.34%	(.21	)%(c)

See Notes to Financial Statements.

Dryden Small Cap Value Fund	53

Financial Highlights

continued

Class X

Year Ended July 31, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.26

Income (loss) from investment operations:
Net investment income (loss)	.09
Net realized and unrealized gain (loss) on investments	(2.36)

Total from investment operations	(2.27)

Less Dividends and Distributions:
Dividends from net investment income	(.16)
Distributions from net realized gains on investments	(.01)

Total dividends and distributions	(.17)

Capital Contributions	.02

Net asset value, end of period	$8.84

Total Return(b)	(19.74)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,865
Average net assets (000)	$5,161
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(f)	1.60%
Expenses, excluding distribution and service (12b-1) fees	1.35%
Net investment income (loss)	1.09%

(a)	Inception date of Class X shares.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.
(f)	Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of regulatory limits.

See Notes to Financial Statements.

54	Visit our website at www.jennisondryden.com

Class X
Year Ended July 31, 2008(d)	Year Ended July 31, 2007(d)(f)	August 22, 2005(a) through July 31, 2006(d)

$16.41	$16.19	$18.32

.13	.10	(.03)
(1.90)	1.08	.90

(1.77)	1.18	.87

(.10)	—	—
(3.29)	(.98)	(3.00)

(3.39)	(.98)	(3.00)

.01	.02	—

$11.26	$16.41	$16.19

(11.45)%	7.15%	5.43%

$8,620	$13,206	$17,639
$10,611	$15,864	$22,439

1.55%	1.62%	2.03	%(c)
1.12%	1.08%	1.03	%(c)
.97%	.59%	(.20	)%(c)

See Notes to Financial Statements.

Dryden Small Cap Value Fund	55

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Dryden Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of the Dryden Small Cap Value Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2009, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2009

56	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s fiscal year end (July 31, 2009) as to the federal income tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended July 31, 2009, the Fund paid dividends from net investment income of $0.17 per share for Class A, $0.10 per share for Class B and Class C, $0.14 for Class L, $0.18 for Class M and $0.16 for Class X, respectively, which are taxable as ordinary income. Additionally, the Fund designates the maximum amount allowable per share but not less than $0.01 per share for Class A, Class B, Class C, Class L, Class M and Class X, as a capital gain distribution per share, in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended July 31, 2009, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

For the year ended July 31, 2009, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2010, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status on the dividends and distributions received by you in calendar year 2009.

Dryden Small Cap Value Fund	57

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 59

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 59	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 59	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 59

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 59	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Visit our website at www.jennisondryden.com

Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 59

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 59	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 59	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 59	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 59

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 59

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Dryden Small Cap Value Fund

[1]	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E. A. Carson, 2003; Michael S. Hyland, 2008; Robert E. LaBlanc, 1999; Douglas H. McCorkindale, 1999; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Visit our website at www.jennisondryden.com

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President
[1]	The year that each individual became an Officer of the Funds is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Dryden Small Cap Value Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Dryden Small Cap Value Fund (the “Fund”)1 consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund, and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three- and five-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees,

Dryden Small Cap Value Fund

[1]	Dryden Small Cap Value Fund is a series of Strategic Partners Style Specific Funds.

Approval of Advisory Agreements (continued)

and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by QMA, as well as compliance with the Fund’s investment restrictions, policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

Visit our website at www.jennisondryden.com

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Small-Cap Value Funds Performance Universe) was in the first quartile for the one-year period, and was in the second quartile over the three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses ranked in the Expense Group’s first quartile.

The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not include breakpoints, which would have the effect of decreasing the fee rate as assets increase.

Dryden Small Cap Value Fund

Approval of Advisory Agreements (continued)

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Fund or how great they may be. In light of the Fund’s current size and fee rate, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/09
	One Year	Five Years	Since Inception
Class A	–24.44%	–0.71%	6.89%
Class B	–24.50	–0.44	6.72
Class C	–21.37	–0.32	6.72
Class L	–24.90	N/A	–6.94
Class M	–24.06	N/A	–6.04
Class X	–24.25	N/A	–6.17

Average Annual Total Returns (Without Sales Charges) as of 7/31/09
	One Year	Five Years	Since Inception
Class A	–20.04%	0.41%	7.51%
Class B	–20.59	–0.32	6.72
Class C	–20.59	–0.32	6.72
Class L	–20.32	N/A	–5.53
Class M	–19.34	N/A	–5.60
Class X	–19.52	N/A	–5.58

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Maximum sales charges are 5.50% and 5.75% for Class A

Visit our website at www.jennisondryden.com

and Class L, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Gross operating expenses: Class A, 1.65%; Class B, 2.35%; Class C, 2.35%; Class L, 1.85%; Class M, 2.35%; Class X, 2.35%. Net operating expenses apply to: Class A, 1.65%; Class B, 2.35%; Class C, 2.35%; Class L, 1.85%; Class M, 1.60%; Class X, 1.60%.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, 11/3/99; and Class L, Class M, Class X, 8/22/05.

The graph compares a $10,000 investment in the Dryden Small Cap Value Fund (Class A shares) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2009) as measured on a quarterly basis. The Russell 2000 Index and the Russell 2000 Value Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through November 30, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years after purchase, 3% in the fifth year, 2% in the sixth after purchase. Class M and Class X shares convert to Class A shares approximately eight and ten years after purchase, respectively. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Dryden Small Cap Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Funds has delegated to the Funds’ investment subadvisers responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus for the Funds contains this and other information about the Funds. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Small Cap Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Funds’ schedule of portfolio holdings is also available on the Funds’ website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Small Cap Value Fund
Share Class	A	B	C	L	M	X
NASDAQ	PZVAX	PZVBX	PZVCX	N/A	N/A	N/A
CUSIP	862934874	862934866	862934858	862934775	862934767	862934759

MF504E    0161111-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2009 and July 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $49,619 and $59,619, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended July 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended July 31, 2008.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-

approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage	of services referred to in 4(b) – 4(d) that were approved by the audit committee –

  One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $26,200, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Strategic Partners Style Specific Funds

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs Secretary

Date	September 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice President and Principal Executive Officer

Date	September 23, 2009

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres Treasurer and Principal Financial Officer

Date	September 23, 2009

*	Print the name and title of each signing officer under his or her signature.